UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

TWIN VEE POWERCATS CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

3101 S US Hwy 1

Fort Pierce, Florida 34982

October 23, 2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Twin Vee PowerCats Co.:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Twin Vee PowerCats Co., a Delaware corporation (“Twin Vee” or the “Company”). The meeting will be held on Thursday, December 4, 2025 at 10:00 a.m. Eastern Time at the offices of Twin Vee, 3101 S US Hwy 1, Fort Pierce, Florida 34982, for the following purposes:

(1)	to elect the two (2) nominees for Class I director named in the accompanying proxy statement to our Board of Directors, each to serve a three-year term expiring at the 2028 Annual Meeting or until such director’s successor is duly elected and qualified;

(2)	to ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for our fiscal year ending on December 31, 2025;

(3)	to approve the reincorporation of us from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation Proposal”); and

(4)	to transact such other business as may properly come before the 2025 Annual Meeting or any adjournments or postponements of the 2025 Annual Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on October 15, 2025 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2025 Annual Meeting or any adjournment or postponement thereof. Only stockholders or their proxy holders and Twin Vee guests may attend the meeting. The list of the stockholders of record as of the Record Date will be made available for inspection during the ten days preceding the meeting at the Company’s offices located at 3101 S US Hwy 1, Fort Pierce, Florida 34982.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability of Proxy Materials and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials.

On behalf of the Board of Directors and the employees of Twin Vee PowerCats Co. we thank you for your continued support and look forward to speaking with you at the 2025 Annual Meeting.

/s/ Joseph C. Visconti
October 23, 2025	Joseph C. Visconti, Chief Executive Officer

Your vote is important.

You are urged to attend the 2025 Annual Meeting in person, but if you are unable to do so, the Twin Vee Board of Directors would appreciate you submitting a proxy to have your shares votes as promptly as possible by using the internet or by returning by mail the enclosed proxy card, dated and signed.

Twin Vee PowerCats Co.
3101 S. U.S. Highway 1
Fort Pierce, Florida 34982
(772) 429-2525

3101 S US Hwy 1

Fort Pierce, Florida 34982

PROXY STATEMENT

For the 2025 Annual Meeting of Stockholders to be held on December 4, 2025

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.001 par value per share, of Twin Vee PowerCats Co., a Delaware corporation (including its consolidated subsidiaries, referred to herein as “Twin Vee,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of Twin Vee (the “Board of Directors”) of proxies to be voted at our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) to be held on Thursday, December 4, 2025, beginning at 10:00 a.m., Eastern Time, at 3101 S US Hwy 1, Fort Pierce, Florida 34982 and at any adjournment or postponement of our 2025 Annual Meeting. The purpose of the 2025 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2025 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the two (2) nominees for Class I director named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending on December 31, 2025; and (3) FOR the reincorporation of us from the State of Delaware to the State of Nevada by conversion.

ANNUAL MEETING ADMISSION

Only stockholders as of October 15, 2025 (the “Record Date”) may attend the 2025 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the Record Date. Such evidence of ownership can be your proxy card. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2025 Annual Meeting, you will be required to present proof of your ownership of our common stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2025 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2025 Annual Meeting.

ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors, is soliciting your proxy to vote at the 2025 Annual Meeting including at any adjournments or postponements thereof, to be held on Thursday, December 4, 2025 at 10:00 a.m. Eastern Time.

You are invited to attend the 2025 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the 2025 Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The purpose of the 2025 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2025 Annual Meeting. The proxy materials, including this Proxy Statement and proxy card, are being distributed and made available on or about October 23, 2025, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”), which is not a part of our proxy solicitation materials.

Q:	Why am I receiving these materials?

A:	We have sent you these proxy materials because the Board of Directors of Twin Vee is soliciting your proxy to vote at the 2025 Annual Meeting, including at any adjournments or postponements of the 2025 Annual Meeting.

Q:	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?
A:	We are utilizing a U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice regarding Internet availability of proxy materials (“Notice”). Instructions on how to access the proxy materials over the Internet may be found in the Notice. If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice or contact your bank, broker or other financial intermediary if you hold your shares beneficially in street name.

Q:	When were the proxy materials first sent or made available to stockholders?
A:

The Notice will be first mailed to stockholders on or about October 23, 2025. Once the Notice is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

Q:	Who can vote at the 2025 Annual Meeting?

A:	Only stockholders of record at the close of business on Wednesday, October 15, 2025 (the “Record Date”), will be entitled to vote at the 2025 Annual Meeting. On the Record Date, there were 2,237,299 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on October 15, 2025 your shares were registered directly in your name with Twin Vee’s transfer agent, Interwest Transfer Company, Inc. (also known as Direct Transfer LLC), then you are a stockholder of record. As a stockholder of record, you may directly vote your shares in person at the 2025 Annual Meeting or submit a proxy to have your shares voted. Even if you plan to attend the 2025 Annual Meeting, we urge you to fill out and return the enclosed proxy card or submit a proxy on the internet or telephone as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on October 15, 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2025 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Q:	What information is contained in the Proxy Statement?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the 2025 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This Proxy Statement and the 2024 Annual Report, which is not a part of our proxy solicitation materials, are available at www.twinvee.com and at https://www.iproxydirect.com/veee.

Q:	What items of business will be voted on at the 2025 Annual Meeting?

A:	The two (2) items of business scheduled to be voted on at the 2025 Annual Meeting are: (1) the election of the two (2) nominees for Class I director named herein; and (2) the ratification of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending on December 31, 2025.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote your shares (1) FOR the two (2) nominees for Class I director named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending on December 31, 2025; and (3) FOR the reincorporation of us from the State of Delaware to the State of Nevada by conversion.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on October 15, 2025, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How may I vote?

A:	You may either vote FOR all of the nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. With respect to Proposal 2, you may vote FOR, AGAINST, or ABSTAIN. On Proposal 2, if you ABSTAIN, it has the same effect as a vote AGAINST.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted by proxy using the enclosed proxy card, or submit your proxy through the internet or by telephone. We urge you to have your shares voted by proxy to ensure your vote is counted.

●	To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2025 Annual Meeting, the proxyholder will vote your shares as you direct.

●	To have your shares voted through a proxy submitted by the internet, go to https://www.iproxydirect.com/veee to complete an electronic proxy card. If you submit your proxy by telephone call 866-752-8683 in the United States or 866-752-8683 from foreign countries and follow the instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time on December 3, 2025 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Twin Vee. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each share of common stock you own as of October 15, 2025.

Q:	What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or by proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the broker or nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not be able to vote your shares on such matter, often referred to as a broker non-vote. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 without your instructions, but may vote your shares on Proposal 2 even in the absence of your instruction.

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, FOR the election of all nominees for director, and FOR Proposal 2. If any other matter is properly presented at the 2025 Annual Meeting, the proxyholder (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the final vote at the 2025 Annual Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Twin Vee PowerCats Co., 3101 S US Hwy 1, Fort Pierce, Florida 34982; (2) submit a later-dated proxy (either by mail, telephone or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the 2025 Annual Meeting and voting in person. Attendance at the 2025 Annual Meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your voting instructions by following the instructions provided by your broker or bank.

Q:	Who can help answer my questions?

A:	If you have any questions about the 2025 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact the Corporate Secretary, Twin Vee PowerCats Co., 3101 S US Hwy 1, Fort Pierce, Florida 34982, or by phone at (772) 429-2525.

Q:	How are votes counted?

A:	In the election of directors, you may vote FOR any of the two (2) nominees for Class I director named herein or you may direct your vote to be WITHHELD with respect to any of the two (2) nominees.

With respect to Proposal 2, you may vote, FOR, AGAINST or ABSTAIN. On these proposals, if you ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions, your shares will be voted as you instruct.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the 2025 Annual Meeting requires a quorum. A quorum will be present if stockholders holding at least a majority of the shares issued and outstanding end entitled to vote at the 2025 Annual Meeting are present at the 2025 Annual Meeting in person or by proxy. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the 2025 Annual Meeting in person. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on proposals on which brokers do not have discretionary authority. This is called a “broker non-vote.” Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the 2025 Annual Meeting may be adjourned by the chairperson of the 2025 Annual Meeting or the vote of the stockholders entitled to vote at the 2025 Annual Meeting present at the meeting in person or represented by proxy may adjourn the 2025 Annual Meeting to another date.

Q:	What is the voting requirement to approve each of the proposals?

A:	For Proposal 1 (the election of directors), the two (2) persons named herein receiving the highest number of FOR votes (from the holders of votes of shares present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote on the election of directors) will be elected. Only votes FOR will affect the outcome. Abstentions, WITHHELD votes and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2 (ratification of the appointment of Grassi & Co., CPAs, P.C., as our independent registered public accounting firm for the year ending December 31, 2025), must receive the affirmative vote from the holders of a majority of the voting power of the shares present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote on that proposal. Accordingly, abstentions on this proposal will have the same effect as a vote AGAINST the proposal. Although ratification is not required by our Bylaws or otherwise, we are submitting the selection of Grassi & Co., CPAs, P.C. to you for ratification as a matter of good corporate practice. Because Proposal 2 is a routine matter for which brokers have discretion, broker non-votes are not expected for this matter. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board of Directors (the “Audit Committee”) or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Twin Vee and its stockholders.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2025 Annual Meeting is Proposal 2. Proposal 1 is not considered a routine matter. Accordingly, if you do not direct your broker how to vote for the nominees for director in Proposal 1, your broker may not exercise discretion and may not vote your shares on this proposal.

For purposes of Proposal 1, broker non-votes are not considered to be “votes cast” at the 2025 Annual Meeting . As such, a broker non-vote will not be counted as a vote FOR or WITHHELD with respect to a director in Proposal 1; and, therefore, will have no effect on the outcome of the vote on any such proposal. For purposes of Proposal 2, abstentions are not considered to be “votes cast” and, for purposes of Proposal 2, abstentions are entitled to vote on the proposal. As such, abstentions will have the effect of a vote AGAINST Proposal 2, and will have no effect on the outcome of the vote on Proposal 1.

We encourage you to vote FOR each of the nominees named in Proposal 1 and vote FOR Proposal 2.

Q:	What should I do if I receive more than one Proxy Statement?

A:	You may receive more than one Proxy Statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Statement. Please follow the voting instructions on all of the Proxy Statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2025 Annual Meeting?

A:	We intend to announce preliminary voting results at the 2025 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2025 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2025 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2025 Annual Meeting?

A:	Other than the two (2) items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2025 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Joseph C. Visconti, our President and Chief Executive Officer, and Carrie Gunnerson, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2025 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our common stock that is issued and outstanding as of the close of business on October 15, 2025, the Record Date, is entitled to be voted on all items being voted on at the 2025 Annual Meeting, with each share being entitled to one vote on each matter. As of the Record Date, October 15, 2025, 2,237,299 shares of common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Twin Vee or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2025 Annual Meeting?

A:	The Board of Directors is making this solicitation on behalf of Twin Vee, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards.

Q:	When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company in writing not later than June 27, 2026 at Twin Vee PowerCats Co., 3101 S US Hwy 1, Fort Pierce, Florida 34982. If you wish to submit a proposal (including a director nomination) at the 2026 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2026 Annual Meeting, but does not intend to have included in the proxy materials prepared by Twin Vee in connection with the 2026 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above not later than 45th day nor earlier than 75th days before the one-year anniversary of the date we first mail our proxy materials or notice of availability of proxy materials for the preceding year’s annual meeting. Therefore, to be timely, we must receive notice no earlier than August 6, 2026 and no later than September 3, 2026. However, if the date of the annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the date of the previous year’s annual meeting, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made. In addition, the stockholder must comply with the requirements set forth in our Bylaws and the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2026 Annual Meeting. In addition, to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 3, 2026. If such meeting date is changed by more than 30 days before or after December 4, 2026, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

See “Stockholder Proposals For the 2026 Annual Meeting.”

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of five (5) members and is divided into three classes. Each class serves for three (3) years, with the terms of office of the respective classes expiring in successive years. The Class I directors are Neil Ross and Marcia Kull, whose terms will expire at the 2025 Annual Meeting. The Class II director is Preston Yarborough, whose term will expire at the 2026 Annual Meeting. The Class III directors are Kevin Schuyler and Joseph Visconti, whose terms will expire at 2027 Annual Meeting.

At the recommendation of our Nominating and Corporate Governance Committee, the Board of Directors proposed that Larry Swets, Jr. and Carol Craig, as Class I nominees, each be elected as a Class I director for a three-year term expiring at the 2028 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and has indicated his intent to serve if elected. The Company has no reason to believe that any of the nominees named below will be unable to serve as a director if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Mr. Ross and Ms. Kull, each an incumbent director, have notified us that they will not be standing for election at the 2025 Annual Meeting. Mr. Ross has served on our Board of Directions since April 2021. Ms. Kull has served on our Board of Directions since November 2024 and was previously a member of the Forza X1, Inc. Board of Directors. We thank each of Mr. Ross and Ms. Kull for their time, support, and service on our Board of Directors.

The following is a brief biography of each nominee and each director whose term will continue after the 2025 Annual Meeting.

Nominees to the Board of Directors

Each of the Class I director nominees and their age are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director Nominee	Age	Term Expires
Larry Swets, Jr.	50	2028
Carol Craig	58	2028

Larry Swets, Jr.

Mr. Swets has over 25 years of experience within financial services encompassing both non-executive and executive roles.

In 2005, Mr. Swets founded Itasca Financial LLC, an advisory and investment firm, where he has served as Managing Member since its inception, providing strategic consulting, capital structuring, and investment oversight to a range of clients and portfolio companies. In August 2018, he expanded his entrepreneurial endeavors by founding Itasca Golf Managers, Inc., a management services and advisory firm focused on operational management, capital improvement, and strategic growth initiatives in the real estate and hospitality industries.

Mr. Swets currently serves as Chief Executive Officer of FG Financial Group, Inc. (NASDAQ: FGF), a diversified reinsurance, investment management, and real estate holding company, a position he has held since November 2020 after serving as Interim CEO from June to November 2020. His leadership at FG Financial Group is underpinned by a long tenure on its Board of Directors, which he has served on since November 2013.

Beyond his work with FG Financial Group, Mr. Swets maintains an active presence across several corporate boards. He has been a Director of GreenFirst Forest Products Inc. (TSXV: GFP), a public company investing in the forest products industry, since June 2016; a Director of Harbor Custom Development, Inc. (Nasdaq: HCDI) since February 2020; and a Director of FG Group Holdings Inc. (NYSE American: FGH) since October 2021. He has also served on the Board of the Ascension Illinois Foundation since March 2018.

From October 2021 to September 2024, Mr. Swets served as Chief Executive Officer and a member of the Board of Directors of FG Acquisition Corp. (TSX: FGAA.U), a special purpose acquisition company. Under his leadership, FG Acquisition Corp. successfully completed its merger with Strong/MDI Screen Systems, Inc., resulting in the formation of Saltire Capital Ltd. (TSX: SLT). Following the merger, he transitioned to the role of Executive Chairman of Saltire Capital Ltd., a position he has held since September 2024.

In addition to these responsibilities, Mr. Swets has served since October 2023 as Chief Executive Officer of FG Merger II Corp., a special purpose acquisition company currently engaged in identifying and pursuing a strategic business combination. His past board service also includes a tenure as Director of Unbounded Media Corporation from June 2019 to September 2023.

Mr. Swets earned a Master’s Degree in Finance from DePaul University in 1999 and a Bachelor’s Degree from Valparaiso University in 1997. He is a member of the Young Presidents’ Organization and holds the Chartered Financial Analyst (CFA) designation.

We believe that Mr. Swets’ expertise in financial services in both executive and non-executive roles would make him an invaluable member of our Board and well qualified to be a director of the Company.

Carol Craig

Carol Craig is a bold innovator who turned ambition into orbit. As the founder, CEO, and board chair of Sidus Space (NASDAQ: SIDU) since its inception in 2012, she leads a vertically integrated Space-as-a-Service company offering satellite design, manufacturing, payload hosting, AI-driven data solutions, and end-to-end mission operations—all from its 35,000-square-foot facility on Florida’s Space Coast.

A true “astropreneur,” Ms. Craig blazed trails early: she was one of the first women eligible to fly combat missions in the U.S. Navy, serving as the first female aviator in her P-3C Orion squadron handling all tactical communication and navigation. Before Sidus, she founded Craig Technologies in 1999, building it from a one-person consultancy into a major aerospace and defense engineering firm offering software development, systems engineering, IT support, and integrated logistics.

Academically, Ms. Craig holds:

•	BA in Computer Science from Knox College

•	BS in Computer Science Engineering from the University of Illinois

•	MS in Electrical and Computer Engineering from UMass Amherst

•	Currently pursuing a PhD in Systems Engineering at Florida Institute of Technology

In December 2021, she made history as the first female founder and owner of a space-based company to take it public through a Nasdaq IPO—without using a special purpose acquisition company.

Under her leadership, Sidus Space developed and launched the LizzieSat™ series—hybrid, 3D-printed satellites showcasing advanced manufacturing and operational capabilities. LizzieSat-1 launched in March 2024, followed by LizzieSat-2 in December 2024.

We believe that Ms. Craig’s expertise in public company leadership would make her an invaluable member of our Board and well qualified to be a director of the Company.

Vote Required

Provided that a quorum is present, the two nominees for director receiving a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the 2025 Annual Meeting in person or by proxy will be elected. Accordingly, the two nominees receiving the highest number of votes will be elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION

OF THE TWO NOMINEES LISTED ABOVE AS CLASS I DIRECTORS.

The directors who are serving terms that end following the 2025 Annual Meeting and their ages, position, length of service on the Board of Directors and the expiration of their respective terms are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since	Term Expires

Class II Directors

Preston Yarborough	45	Vice President and Director	2010	2026

Class III Directors

Joseph C. Visconti	59	President and Chief Executive Officer	2015	2027

Kevin Schuyler	54	Director	2022	2027

Class II Directors

Presto Yarborouhgh, Vice President and Director

Mr. Yarborough has been our Vice President since our inception, a Director since August 2010 and has acted as the Director of Product Development since August 2010. We believe Mr. Yarborough’s history and experience developing products and managing the development of new products with us and make him a valuable member of our board and management.

Class III Directors

Joseph C. Visconti, Chairman of the Board of Directors and Chief Executive Officer

Mr. Visconti has been our Chief Executive Officer, President and Chair of the Board since 2015. Mr. Visconti also serves as the Chair of the Board and Chief of Product Development of Forza. With over 25 years of executive level operational and financial experience, Mr. Visconti was the founder, CEO and President of two previous companies, the first company was a regional Investment Bank that he built to over 400 employees and sold in 2000. The second company was ValueRich, a financial media company that was taken public on the American Stock Exchange in 2007. ValueRich transitioned from media related business to Twin Vee PowerCats, Inc. in 2015. Mr. Visconti has experience building teams of professionals with a focus on product development and bringing those products to market. Mr. Visconti received his Associate’s degree from Lynn University in 1984.

We believe that Mr. Visconti’s experience leading us and our majority shareholder company and his operational and financial experience makes him well qualified to be a director of the Company.

Kevin Schuyler, CFA, Director

Mr. Schuyler has been a member of our Board of Directors since July 2022. Mr. Schuyler serves as the Chairman of the board of directors and Lead Independent Director of Adial Pharmaceuticals, Inc. (NASDAQ: ADIL) since August 2022 and where he has served as a director since April 2016. He currently also serves as a managing director at CornerStone Partners, a full-service institutional CIO and investment office located in Charlottesville, VA, with approximately $26 billion under management. Before joining CornerStone Partners in 2006, he was the chief investment officer at The Nature Conservancy, the world’s largest not-for-profit conservation organization. Kevin began his professional career working at the Chicago Board of Trade with Louis Dreyfus Corporation and later was a management consultant with McKinsey & Company. Kevin serves on the board of Wildrock, Inc., a local not-for-profit in Crozet, Virginia. A member of the Chartered Financial Analyst Society of Virginia, Kevin graduated with honors from Harvard College and earned an MBA from the Darden Graduate School of Business at the University of Virginia.

We believe Mr. Schuyler’s business background provides him with a broad understanding of the financial markets and the financing opportunities available to us.

Family Relationships

There are no family relationships among any of our directors, director nominees, or executive officers.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors Composition

Our Board of Directors currently consists of five members. The number of directors will be fixed by our board of directors, subject to the terms of our certificate of incorporation and bylaws. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

Our certificate of incorporation provides that our board of directors is divided into three (3) classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our current directors are divided among the three (3) classes as follows:

●	the Class I directors are Neil Ross and Marcia Kull, and their terms will expire at the annual meeting of stockholders to be held in 2025;

●	the Class II director is Preston Yarborough, and his terms will expire at the annual meeting of stockholders to be held in 2026; and

●	the Class III directors are Kevin Schuyler and Joseph Visconti, and their terms will expire at the annual meeting of stockholders to be held in 2027.

At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our certificate of incorporation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Director Independence

Our common stock has traded on The Nasdaq Capital Market, or Nasdaq, under the symbol “VEEE” since July 21, 2021. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of its initial public offering. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board of directors committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each non-employee director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of Mssrs. Kull or Craig or Messrs. Ross, Schuyler, or Swets have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and Rule 10A-3 and Rule 10C-1 under the Exchange Act.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in Part III, Item 13 “Certain Relationships and Related Transactions, and Director Independence.”

Board of Directors Leadership Structure

Our Chief Executive Officer serves as our Chairman of the Board. Kevin Schuyler is the Board’s lead independent director. Our Board does not have a formal policy as to whether the same person should serve as our Chairman of the Board and Chief Executive Officer. Our Board has determined its leadership structure is appropriate and effective given our stage of development.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the authority to appoint committees to perform certain management and administration functions. As disclosed above, the Board of Directors has established an Audit Committee, a Compensation Committee and Nominating and Corporate Governance Committee. The Board of Directors may establish other committees to facilitate the management of our company’s business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

All of the committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq, and SEC, rules and regulations as further described below. The charters for each of these committees are available on our website at www.twinvee.com. Information contained on or accessible through our website is not a part of this proxy statement and the inclusion of such website address in this proxy statement is an inactive textual reference only.

Board of Directors Committees

We currently have an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kevin Schuyler	Chairman	Chairman	Member
Neil Ross	Member	Member	Chairman
Marcia Kull	Member	Member	Member

Audit Committee

The members of our audit committee consist of Marcia Kull, Neil Ross and Kevin Schuyler. Mr. Schuyler serves as the chair of our audit committee. Mr. Ross and Ms. Kull intend to resign from their positions on the audit committee upon completion of their terms as Class I Director, which expire at the 2025 Annual Meeting. If elected, the Board of Directors intends to appoint each of the Class I director nominees to the audit committee. All of the members of the audit committee are independent, as that term is defined under the rules of Nasdaq. The primary purpose of the audit committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. Specifically, the audit committee will:

●	select and hire the independent registered public accounting firm to audit our financial statements;

●	help to ensure the independence and performance of the independent registered public accounting firm;

●	approve audit and non-audit services and fees;

●	review financial statements and discuss with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

●	prepare the audit committee report that the SEC requires to be included in our annual proxy statement;

●	review reports and communications from the independent registered public accounting firm;

●	review the adequacy and effectiveness of our internal controls and disclosure controls and procedure;

●	review our policies on financial risk assessment and financial risk management;

●	review related party transactions;

●	establish and oversee procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters; and

●	review and discuss the Company’s policies regarding information technology security and protection from cyber risks.

Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, a copy of which is available on our website at www.twinvee.com. The Board has determined that Mr. Schuyler is an audit committee financial expert, as such term is used in Section 407 of Regulation S-K.

Compensation Committee

Our compensation committee consists of Marcia Kull, Neil Ross and Kevin Schuyler. Mr. Schuyler serves as the chair of our compensation committee. Mr. Ross and Ms. Kull intend to resign from their positions on the compensation committee upon completion of their terms as Class I Director, which expire at the 2025 Annual Meeting. If elected, the Board of Directors intends to appoint each of the Class I director nominees to the compensation committee. All of the members of our compensation committee are independent, as that term is defined under the rules of Nasdaq. Our compensation committee oversees our compensation policies, plans and benefits programs. The compensation committee also:

●	oversees our overall compensation philosophy and compensation policies, plans and benefit programs;

●	reviews and approves, or recommends to our Board of Directors for approval, compensation for our executive officers and directors;

●	prepares the compensation committee report that the SEC would require to be included in our annual proxy statement if we were no longer deemed to be an emerging growth company or a smaller reporting company; and

●	administers our equity compensation plans.

Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, a copy of which is available on our website at www.twinvee.com.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee consist of Marcia Kull, Neil Ross and Kevin Schuyler. Neil Ross serves as the chair of our nominating and corporate governance committee. Mr. Ross and Ms. Kull intend to resign from their positions on the nominating and corporate governance committee upon completion of their terms as Class I Director, which expire at the 2025 Annual Meeting. If elected, the Board of Directors intends to appoint each of the Class I director nominees to the nominating and corporate governance committee. Each is independent, as that term is defined under the rules of Nasdaq. Our nominating and corporate governance committee oversees and assists our Board of Directors in reviewing and recommending nominees for election as directors. Specifically, the nominating and corporate governance committee:

●	identifies, evaluates and makes recommendations to our Board of Directors regarding nominees for election to our Board of Directors and its committees;

●	considers and make recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

●	reviews developments in corporate governance practices;

●	evaluates the adequacy of our corporate governance practices and reporting; and

●	evaluates the performance of our Board of Directors and of individual directors.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, a copy of which is available on our website at www.twinvee.com.

Risk Oversight

In its governance role, and particularly in exercising its duty of care and diligence, the Board of Directors is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the company’s assets and business. Our Board of Directors has broad and ultimate oversight responsibility for our risk management processes and programs and executive management is responsible for the day-to-day evaluation and management of risks to the Company.

Code of Conduct and Ethics

We have adopted a written code of conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is available on our website at www.twinvee.com. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions or our directors on our website at www.twinvee.com. The inclusion of our website address in this prospectus does not include or incorporate by reference the information on our website into this prospectus. We will provide any person, without charge, upon request, a copy of our code of conduct and ethics. Such requests should be made in writing to the attention of Glenn Sonoda, Secretary, Twin Vee PowerCats Co., 3101 US-1 Fort Pierce, Florida 34982.

Insider Trading Policy

We maintain an Insider Trading Policy that contains prohibitions on, among other items, directors, officers and employees purchasing or selling our securities while in possession of material, non-public information. While our executive officers are not required to enter into trading plans in advance of any transactions in our securities, our executives and directors are permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 of the Exchange Act. The Insider Trading Policy also requires the Company to comply with all insider trading laws, rules and regulations, and any applicable listing standards when engaging in transactions in its own securities.

Limitation of Liability and Indemnification

Our certificate of incorporation and bylaws provide that we will indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law. Delaware law prohibits our certificate of incorporation from limiting the liability of our directors for the following:

●	any breach of the director’s duty of loyalty to us or to our stockholders;

●	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

●	unlawful payment of dividends or unlawful stock repurchases or redemptions; and

●	any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our certificate of incorporation does not eliminate a director’s duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Under our bylaws, we will also be empowered to purchase insurance on behalf of any person whom we are required or permitted to indemnify.

In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. Moreover, a stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

In addition to the indemnification that will be provided for in our certificate of incorporation and bylaws, the employment agreements with certain of our executive officers include indemnification provisions providing for rights of indemnification as set forth in our certificate of incorporation and bylaws.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2024, the Board of Directors met seven times, the Audit Committee met four times, the Compensation Committee met four times, and the Nominating and Corporate Governance Committee met once. During 2024, each current member of the Board of Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all meetings of committees of the Board of Directors on which such member served that were held during the period in which such director served.

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of the Board of Directors to attend our annual meetings of stockholders. One of our directors, Joseph C. Visconti, attended our annual stockholders’ meeting last year in person.

Our Policy Regarding Related Party Transactions

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on the Nasdaq Stock Market. Under the policy, any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by the Audit Committee, which may approve or disapprove such transactions.

In connection with the review and approval or ratification of a related person transaction management must disclose to the committee, among other information, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction.

Communication with Directors

Historically, Twin Vee has not provided a formal process related to stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

Stockholders and interested parties who wish to communicate with the Board of Directors, non-management members of the Board of Directors as a group, a committee of the Board of Directors or a specific member of the Board of Directors may do so by letters addressed to the attention of our Corporate Secretary who will relay the communications to the Board of Directors and/or its members, as appropriate.

The address for these communications is: Twin Vee PowerCats Co., c/o Corporate Secretary, 3101 S US Hwy 1, Fort Pierce, Florida 34982.

Anti-Hedging/Anti-Pledging Policy

Twin Vee has adopted an insider trading policy (the “Trading Policy”) with respect to the policies and procedures covering trades of our securities and the handling of our confidential information. The Trading Policy, which applies to all officers, employees, directors, consultants and independent contractors (each a “Covered Person”), prohibits the trading of our securities by a Covered Person or a member of their household who is in possession of material non-public information. The Trading Policy also prohibits, among other things, hedging and pledging of our securities. Consequently, no employee, executive officer or director may enter into a hedge or pledge of Twin Vee’s common stock, including short sales, derivatives, put options, swaps and collars.

Equity Compensation Policy

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. Upon consummation of our initial public offering, all of our officers and directors were awarded equity grants. Subsequently, it has been our practice to grant equity awards to our non-employee directors once per fiscal year, or upon their appointment as a director of the Company. It has also been our practice to grant equity awards to newly appointed officers of the Company upon their appointment and to existing officers from time to time, but no more than one time per year, in consideration for services provided. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our common stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

DIRECTOR COMPENSATION

2024 Director Compensation

Cash Compensation

Our directors’ cash compensation for the year ended December 31, 2024 changed from the previous year after the merger of Forza into Merger Sub, our wholly-owned subsidiary. The non-employee directors are entitled to receive the following cash compensation for their services:

●	$100,000 per year for Kevin Schuyler for his service as the lead independent director, a board member, chair of the audit committee and the compensation committee, and as member of the nominating and corporate governance committee

●	$45,000 per year for Neil Ross for his service as a board member, chair of the nominating and corporate governance committee, and as a member of the audit committee and the compensation committee;

●	$45,000 per year for Marcia Kull for her service as a board member and as a member of the audit committee, the compensation committee, and the nominating and corporate governance committee.

All cash payments to non-employee directors who served in the relevant capacity at any point during the immediately preceding prior fiscal quarter will be paid quarterly in arrears. A non-employee director who served in the relevant capacity during only a portion of the prior fiscal quarter will receive a pro-rated payment of the quarterly payment of the applicable cash retainer.

Equity Compensation

During the year ended December 31, 2023, no equity compensation was awarded to any directors. However, each non-employee director who served as a director during 2023 received a grant of non-qualified stock options under our 2021 Plan to purchase 5,500 shares of our common stock, which vested upon issue on August 16, 2024.

During the year ended December 31, 2024, no equity compensation was awarded to any directors.

Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our Board of Directors by our non-employee directors during the year ended December 31, 2024, including service on the Twin Vee board as well as the Forza board, as applicable. The compensation for each of Messrs. Visconti and Yarborough as an executive officer is set forth above under “—Summary Compensation Table.” Messrs. Visconti and Yarborough receive no compensation for service as directors.

(a) Name	(b) Fees Earned or Paid in Cash ($)	I Stock Awards ($)	(d) Option Awards(1) ($)	(e) Non-Equity Incentive Plan Compensation ($)	(f) Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	(g) All Other Compensation ($)	(h) Total ($)
Bard Rockenbach(1)	29,164	—	1,551	—	—	—	30,715
James Melvin(1)	23,417	—	1,551	—	—	—	24.968
Neil Ross(2)	53,083	—	1,551	—	—	—	54,634
Kevin Schuyler	84,500	—	1,551	—	—	—	86,051
Marcia Kull(2)(3)	27,625			—	—	—	29,176

(1)	By letters dated November 12, 2024, Bard Rockenbach and James Melvin provided notice to the Company that they would resign as directors of Twin Vee PowerCats Co. effective upon the effectiveness of the merger of Forza X1, Inc. into Twin Vee Merger Sub, Inc., a subsidiary of Twin Vee PowerCats Co. The merger became effective on November 26, 2024.

(2)	Marcia Kull joined the Board of Directors of Twin Vee PowerCats Co. once the merger of Forza X1, Inc. into Twin Vee Merger Sub, Inc., a subsidiary of Twin Vee PowerCats Co. became effective on November 26, 2024.

(3)	Neil Ross and Marcia Kull have notified us that they will not be standing for election at the 2025 Annual Meeting and.

(4)	As of December 31, 2024, the following are the outstanding aggregate number of option awards held by each of our directors and former directors who were not also Named Executive Officers:

Name	Option Awards (#)
Bard Rockenbach	15,583
James Melvin	16,500
Neil Ross	19,864
Kevin Schuyler	14,364
Marcia Kull	3,364

During 2024, before the merger of Forza X1, Inc. into Twin Vee Merger Sub, Inc., a subsidiary of Twin Vee PowerCats Co. became effective, each non-employee member of the Board of Directors received an annual cash fee of $5,000, all non-employee directors received an annual cash fee of $5,000, $4,000 and $3,000 for service on the Audit, Compensation and Nominating and Corporate Governance Committee, respectively, and the Chairman of the Audit, Compensation and Nominating and Corporate Governance Committee received a cash fee of $12,000, $10,000 and $5,000, respectively. In addition, in 2021 and 2022 each non-employee member of the Board of Directors has been issued an annual option grant exercisable for 5,500 shares of our common stock, for a term of one year, vesting monthly over one year of the date of grant. During the year ended December 31, 2023, no equity compensation was awarded to any directors. However, each non-employee director who served as a director during 2023 received a grant of non-qualified stock options under our 2021 Plan to purchase 5,500 shares of our common stock, which vested upon issue on August 16, 2024.

On November 26, 2024, the Effective Date of the Merger, each non-employee member of the Board of Directors who was also a non-employee member of the Board of Directors of Forza X1, Inc. received converted Twin Vee option grants. Specifically, each option to purchase shares of Forza X1, Inc. Common Stock that was outstanding and unexercised immediately prior to the effective date of the Merger, whether or not vested, issued under the Forza 2022 Stock Incentive Plan was assumed by Twin Vee and converted into an option to purchase shares of Twin Vee Common Stock. As such, Kevin Schuyler, Neil Ross, and Marcia Kull were originally issued option grants exercisable for 5,500 shares of Forza X1, Inc. common stock on August 11, 2022, all of which had vested prior to the Effective Time. Upon the effectiveness of the Merger, their Forza options were converted into option grants exercisable for 3,364 shares of our common stock, which vested upon issue on November 26, 2024.

Additionally, effective as of the closing of the merger of Forza X1, Inc. into Twin Vee Merger Sub, Inc., a subsidiary of Twin Vee PowerCats Co., Kevin Schuyler was appointed by Twin Vee as lead independent director and the compensation payable to the Twin Vee’s directors was adjusted as follows: (i) Kevin Schuyler, lead independent director: $100,000 per year; (ii) Neil Ross, independent director: $45,000 per year; and (iii) Marcia Kull, independent director: $45,000 per year.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended December 31, 2024 was the firm of Grassi & Co., CPAs, P.C. The Audit Committee has selected Grassi & Co., CPAs, P.C. as Twin Vee’s independent registered public accounting firm for fiscal 2025.

A representative of Grassi & Co., CPAs, P.C.is expected to be present either in person or via teleconference at the 2025 Annual Meeting and be available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote on this matter will be required to approve the ratification of the appointment of Twin Vee’s independent registered public accounting firm. Abstentions will be counted and will have the same effect as a vote against the proposal. Because this proposal is a routine matter for which brokers have discretion, broker non-votes are not expected for this matter. Ratification of the appointment of Grassi & Co., CPAs, P.C. by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2025 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF Grassi & Co., CPAs, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2025.

PROPOSAL 3

REINCORPORATION TO THE STATE OF NEVADA BY CONVERSION

On October 3, 2025, our Board of Directors approved a proposal for us to reincorporate, by conversion, from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”) (such conversion of the Delaware Corporation into the Nevada Corporation, the “Reincorporation”) pursuant to the plan of conversion (the “Plan of Conversion”) included as Appendix B to this Proxy Statement. The Board of Directors recommends that our stockholders approve the Reincorporation, as more fully described in Proposal 3, the Plan of Conversion, the Nevada Charter (as defined below), and the Nevada Bylaws (as defined below), and adopt the resolution of the Board approving the Reincorporation, which is included as Appendix A to this Proxy Statement (the “Reincorporation Resolution”). The Board retains the discretion to abandon the Reincorporation even if Proposal 3 is approved by our stockholders. If the Board elects to complete the Reincorporation, we will become a Nevada corporation and will continue to operate our business under our current name, “Twin Vee PowerCats Co.”

Principal Terms of the Reincorporation

Our Board of Directors has approved, and recommends that our stockholders approve, the Reincorporation pursuant to which we will be converted from the Delaware Corporation, organized under the laws of the State of Delaware, to the Nevada Corporation, organized under the laws of the State of Nevada.

The Reincorporation, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), as set forth in the Plan of Conversion. Approval of Proposal 3 will constitute approval of the Plan of Conversion, the Nevada Charter and the Nevada Bylaws.

Upon the effectiveness of the Reincorporation pursuant to the Plan of Conversion:

●	We will continue in existence as a Nevada corporation and will continue to operate our business under our current name, “Twin Vee PowerCats Co.” The corporate existence of Twin Vee PowerCats Co. will not cease at any time.

●	Our internal affairs will cease to be governed by Delaware law and will instead be governed by Nevada law. See “What Changes After Reincorporation? – Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

●	We will cease to be governed by our existing Certificate of Incorporation, as amended (the “Delaware Charter”), which is incorporated by reference to our Form 10-K filed with the SEC on April 15, 2025, and the amended bylaws, as amended (the “Delaware Bylaws”), which are incorporated by reference to our Form 10-K filed with the SEC on April 15, 2025, and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Appendix C and Appendix D, respectively, to this Proxy Statement. See “What Changes After Reincorporation? – Certain Differences Between the Delaware Charter and Bylaws and Nevada Charter and Bylaws” below.

●	The Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Reincorporation).

●	Each outstanding share of our common stock will be automatically converted into one outstanding share of common stock of the Nevada Corporation pursuant to the Plan of Conversion.

●	Each book entry credit with our transfer agent, Interwest Transfer Company, Inc. (also known as Direct Transfer LLC), will be automatically updated without any action required on behalf of the stockholders.

●	Each outstanding restricted stock award, restricted stock unit (including performance units), option, warrant or other right to acquire shares of our common stock, as applicable, will continue in existence and automatically become a restricted stock award, restricted stock unit, option, warrant or other right to acquire an equal number of shares of common stock, as applicable, of the Nevada Corporation under the same terms and conditions.

●	Our common stock will continue to be traded on The Nasdaq Capital Market under the symbol “VEEE.” We do not expect any interruption in the trading of our common stock as a result of the Reincorporation.

The Reincorporation may be delayed or abandoned by our Board and the Plan of Conversion may be terminated by our Board (including by any duly authorized committee thereof) at any time prior to the effectiveness of the conversion (the “Effective Time”) if our Board determines for any reason that such delay, abandonment or termination would be in the best interests of us and our stockholders. If Proposal 3 is approved by our stockholders, we anticipate that the Board will effectuate or otherwise abandon the Reincorporation by no later than December 31, 2025.

Reasons for the Reincorporation

Our Board believes that reincorporating in Nevada is in the best interests of us and our stockholders. In particular, the Board believes that it is important for us to be able to operate with flexibility and it would be competitively advantageous for us to have a predictable, statute-focused legal environment during a time of rapid business change.

The Board considered Nevada’s statute-focused approach to corporate law and other merits of Nevada law and determined that Nevada’s approach to corporate law is likely to foster more predictability than Delaware’s approach at the current time. The Board believes that Nevada can offer more predictability and certainty in decision-making because of its statute-focused legal environment. NRS Chapter 78, which governs Nevada corporations, is generally recognized as a comprehensive and thoughtfully maintained state corporate statute. Among other things, the Nevada statutes codify the fiduciary duties of directors and officers, which decreases reliance on judicial interpretation and promotes stability and certainty for corporate decision-making. As we look to our planned growth, strategic decisions and plan for the years to come, removing ambiguity resulting from the prioritization of judicial interpretation can offer our Board and management clearer guideposts for action that will benefit our stockholders.

The Board also considered the increasingly litigious environment in Delaware, which has engendered less meritorious and costly litigation and has the potential to cause unnecessary distraction to our directors and management team and potential delay in our response to the evolving business environment. The Board believes that a more stable and predictable legal environment will better permit us to respond to emerging business trends and conditions as needed.

Further, the Reincorporation is expected to provide additional corporate flexibility in connection with certain corporate transactions. The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of us or obtain representation on our Board. Nevertheless, certain effects of the proposed Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Finally, the Reincorporation will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term.

Certain Risks Associated with the Reincorporation

Although the Board believes that the Reincorporation is in the best interests of us and our stockholders at this time, the Board retains the discretion to abandon the Reincorporation at any time and will evaluate the then-current laws of Delaware and Nevada prior to determining whether to effectuate the Reincorporation. Even if the Reincorporation is effected, there can be no assurance that the Reincorporation will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to our internal affairs.

For a comparison of stockholders’ rights and the material substantive provisions that apply to the board of directors and executive officers under Delaware and Nevada law, see “What Changes After Reincorporation? – Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

What Will Change After the Reincorporation?

The Reincorporation will result in a change in the legal domicile for us and other changes, the most significant of which are described below under “What Changes After Reincorporation? – Certain Differences in Stockholder Rights under Delaware and Nevada Law”. Following the Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws. Approval of Proposal 3 will constitute approval of the Nevada Charter and the Nevada Bylaws. The Delaware Charter and the Delaware Bylaws will no longer be applicable following completion of the Reincorporation. Copies of the Delaware Charter and the Delaware Bylaws are incorporated by reference into this Proxy Statement and copies of the Nevada Charter and the Nevada Bylaws are included as Appendix C and Appendix D, respectively, to this Proxy Statement.

What Will Not Change After the Reincorporation

Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, upon completion of the Reincorporation, we will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Reincorporation, all of the rights, privileges and powers of us, and all property, real, personal and mixed, and all debts due to us, as well as all other things and causes of action belonging to us, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of us and the same may be enforced against the Nevada Corporation.

No Change in Business, Jobs or Physical Location

The Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Reincorporation). We intend to maintain our corporate headquarters in Florida.

Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Reincorporation. To the extent that the Reincorporation will require the consent or waiver of a third party, we will use commercially reasonable effects to obtain such consent or waiver before completing the Reincorporation. We do not expect that any such required consent will impede our ability to reincorporate to Nevada. The Reincorporation will not otherwise adversely affect any of our material contracts with any third parties, and our rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.

No Securities Law Consequences

We will continue to be a publicly held company following completion of the Reincorporation, and our common stock would continue to be listed on The Nasdaq Stock Market LLC and traded under the symbol “VEEE.” We will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the common stock as a result of the Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our stockholders were prior to the Reincorporation.

No Material Accounting Implications

Effecting the Reincorporation will not have any material accounting implications.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of our common stock will automatically be converted into one share of the Nevada Corporation’s common stock, and any stock certificates you then hold will represent the same number of shares of the Nevada Corporation as they represented of us immediately prior to the Effective Time.

Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws

The Nevada Charter and the Nevada Bylaws have been drafted with an intent to parallel the Delaware Charter and the Delaware Bylaws to the extent legally possible. However, there are differences between what your rights are under the DGCL and what they will be under the NRS. In addition, there are differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws as they will be in effect after the Reincorporation, particularly with respect to changes: (i) that are required by Nevada law, or (ii) that are necessary in order to preserve the current rights of stockholders and powers of the Board following the Reincorporation. The following discussion is a summary of certain differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary does not cover all the differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary is subject to the complete text of the relevant provisions of the DGCL, the Delaware Charter and Delaware Bylaws, the NRS, the Nevada Charter and Nevada Bylaws. We encourage you to read those documents carefully.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability of Directors and Officers	The Delaware Charter provides that, to the fullest extent permitted by the DGCL, our directors shall not be liable to us or our stockholders for monetary damages for breach of fiduciary duty.

The Nevada Charter provides that directors and officers are not individually liable to us, our stockholders or creditors, unless the presumption of Nevada’s codified “business judgment rule” has been rebutted and it is proven that such person has breached such person’s fiduciary duties as a director or officer and such breach involved intentional misconduct, fraud or a knowing violation of law. Note that Nevada law, which covers both directors and officers, does not categorically exempt breaches of duty of loyalty from exculpation.

Provision	Delaware	Nevada
Bylaws Regarding Proxies	Under the DGCL and the Delaware Bylaws, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.

The Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years unless the proxy is deemed irrevocable pursuant to the applicable provisions of the NRS.

	Delaware	Nevada
Charter and Bylaws Regarding Removal of Directors	The Delaware Charter and the Delaware Bylaws provide that any director may be removed at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors.	The Nevada Bylaws provide that any director may be removed from office at any time, with or without cause, in accordance with the NRS. Under the NRS, a director may only be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Certain Differences Between Delaware and Nevada Law

Although our Board believes that the rights of stockholders under the DGCL and the NRS are substantially the same, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. See the summary of certain differences in the section titled “What Changes After Reincorporation? – Certain Differences in Stockholder Rights under Delaware and Nevada Law.” For instance, as further explained in the summary below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws and stock ledger, subject to certain limitations, if such stockholder holds at least five percent of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. In addition, the NRS provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation. However, these additional inspection rights are generally not available for stockholders of publicly-traded companies like us. The DGCL, by comparison, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Reincorporation.

In addition, the NRS expressly permits directors and officers to consider all relevant facts, circumstances, contingencies or constituencies, including approving or taking an action that factors in the interests of stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community. Under the DGCL, by comparison, there is no express statutory authority to consider such interests. Under the DGCL, fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Nevada corporation, it is possible that our directors and officers may consider the interests of other constituencies in a manner different from what the DGCL may require.

Our Board has identified certain other areas where the law in Nevada differs in some respect from that of Delaware. These are generally procedural in nature. The potentially most important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills. Both states have prohibitions (unless statutorily mandated conditions are met) on business combinations with “interested” stockholders owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods. The threshold is 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada. Both allow for classified boards of directors, though there are different default standards for director removal. In Delaware, unless the certificate of incorporation provides otherwise, directors on a classified board may only be removed for cause and by the holders of at least a majority of the voting power of the outstanding shares entitled to vote at an election of directors. In Nevada, there is no distinction between removals for cause and removals without cause, and a two-thirds stockholder vote is generally required to remove any director. Another potential area of difference involves cash-out merger transactions (i.e., when one company buys another company and pays the stockholders of the company that was purchased in cash) and directors’ obligations. In such transactions, the NRS allows directors to consider all relevant facts, circumstances, contingencies or constituencies, which may include the interests of stakeholders other than stockholders. The DGCL, at least in certain circumstances, requires directors to accept the highest price reasonably available, although in many circumstances directors are allowed, as directors of a Nevada corporation are, to reject a potential transaction and consider the long-term interests of the corporation and its stockholders.

There may be further changes to the DGCL and/or the NRS that are not currently contemplated. We cannot predict the nature or extent of any such future changes to the DGCL and/or the NRS. If Proposal 3 is approved, the Board will consider any such future changes when determining whether it is in the best interests of the Company and its stockholders to effectuate or otherwise abandon the Reincorporation and will have the discretion to determine whether or not to effectuate or abandon the Reincorporation based, in part, on such future changes. If Proposal 3 is approved by our stockholders, we anticipate that the Board will effectuate or otherwise abandon the Reincorporation by no later than December 31, 2025.

Finally, there are various important common law doctrines under Delaware law that have not been adopted by Nevada courts or adopted in the Nevada statutes.

Certain Differences in Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of us. The following are brief summaries of material differences between the current rights of stockholders of the Delaware Company prior to the completion of the Reincorporation and the rights of stockholders of the Nevada Company following the completion of the Reincorporation. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock

NRS 78.207 allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s capital stock and correspondingly effect a forward or reverse split of the outstanding shares of such class or series (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who collectively hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Under Delaware law, subject to certain exceptions, such actions typically require a vote of the stockholders.

Cumulative Voting

Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL provides for cumulative voting rights by default, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also does not generally grant stockholders cumulative voting rights but permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.

Vacancies

Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors

Under the DGCL, unless the certificate of incorporation provides for a higher voting standard, the holders of a majority of the voting power of the outstanding shares (or class or series of shares, if the removal without cause is of a director which is elected by only that class or series) entitled to vote at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case (unless the certificate of incorporation otherwise provides) directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The NRS requires the vote of the holders of at least two-thirds of the voting power of the shares (or class or series of shares, if the removal is of a director which is elected by only that class or series) of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.

Fiduciary Duties and Business Judgment

Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike some other jurisdictions, including Delaware, fiduciary duties of directors and officers are codified in the NRS. As a matter of statute, directors and officers, in making business decisions, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In performing such duties, directors and officers may exercise their business judgment in reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, a corporation’s directors are charged with fiduciary duties of care and loyalty. The duty of care requires that directors act in an informed and deliberate manner and inform themselves, prior to making a business decision, of all relevant material information reasonably available to them. The duty of loyalty may be summarized as the duty to act in good faith, not out of self-interest, and in a manner which the director reasonably believes to be in the best interests of the corporation and its stockholder. A party challenging the propriety of a decision by a board of directors bears the burden of rebutting the applicability of the presumptions afforded to directors by the ‘business judgment rule’. If the presumption is not rebutted, the business judgment rule attaches to protect the directors and their decisions, and their business judgments will not be second-guessed. Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Nevada law extends the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, Including Takeovers

The Board believes that Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat; however, the NRS clarifies that this heightened standard does not apply to (i) actions that only affect the time of the exercise of stockholders’ voting rights or (ii) the adoption or signing of stockholder rights plans commonly referred to as “poison pills”.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies, including, without limitation, the corporation’s employees, suppliers, creditors and customers, the economy of the state or nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituency as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. Delaware courts subject directors’ conduct to enhanced scrutiny in respect of defensive actions taken in response to a threat to corporate control and approval of a transaction resulting in the sale of control of the corporation. Thus, the Board believes that the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Interested Directors and Officers and Controlling Stockholder Transactions

Section 144 of the DGCL provides safe harbor protection for acts or transactions in which directors, officers or controlling stockholders may have an interest, so long as the procedures set forth therein are utilized or the acts or transactions are fair to the corporation.

Interested Directors and Officers

A transaction between or involving the corporation (or one or more of its subsidiaries) and a director or officer of the corporation may not be subject to equitable relief or give rise to an award of damages against a director or officer of the corporation as a result of the fact that (i) the director or officer is interested in the transaction, (ii) the director or officer received any benefit from the transaction or (iii) the director or officer is present at or participates in the meeting of the board or committee which authorizes the transaction, or was involved in the initiation, negotiation or approval of the transaction (including by virtue of the director’s vote being counted for such purposes), if any of the following conditions are met: (i) the material facts as to the director’s or officer’s relationship or interest in the transaction, including any involvement in the initiation, negotiation or approval of the transaction, are disclosed or known to the board or committee of the board, and the board or committee in good faith and without gross negligence authorizes the transaction by the affirmative vote of a majority of the disinterested directors then serving on the board or such committee (provided that if a majority of the directors are not disinterested with respect to the transaction, such transaction shall be approved or recommended for approval by a committee of the board that consists of two or more directors, each of whom the board has determined to be a disinterested director with respect to the transaction); (ii) the transaction is approved or ratified by an informed, uncoerced affirmative vote of a majority of the votes cast by the disinterested stockholders; or (iii) the transaction is fair as to the corporation and its stockholders.

Controlling Stockholder Transactions (Other than a Going Private Transaction)

A transaction between the corporation and a controlling stockholder or a transaction from which a controlling stockholder receives a financial or other benefit not shared with the corporation’s stockholders generally (a “controlling stockholder transaction”) may not be the subject of equitable relief or give rise to an award of damages against a director or officer of the corporation or a controlling stockholder by reason of a breach of fiduciary duty by a director, officer or controlling stockholder if any of the following conditions are met: (i) the material facts as to the controlling stockholder transaction are disclosed or known to a committee of the board expressly delegated the authority to negotiate and to reject the controlling stockholder transaction, and such controlling stockholder transaction is approved (or recommended for approval) in good faith and without gross negligence by a majority of the disinterested directors then serving on the committee (provided that the committee consists of two or more directors, each of whom the board has determined to be a disinterested directors with respect to the controlling stockholder transaction); (ii) the controlling stockholder transaction is conditioned, by its terms, as in effect at the time it is submitted to the stockholders for their approval or ratification, on the approval or ratification by disinterested stockholders and such controlling stockholder transaction is approved or ratified by an informed, uncoerced affirmative vote of a majority of the votes cast by the disinterested stockholders; or (iii) the controlling stockholder transaction is fair as to the corporation and its stockholders.

Controlling Stockholder Transaction Constituting a Going Private Transaction

A controlling stockholder transaction constituting a going private transaction may not be the subject of equitable relief, or give rise to an award of damages against a director or officer of the corporation or a controlling stockholder by reason of a breach of fiduciary duty by a director, officer or controlling stockholder if any of the following conditions are met: (i) the controlling stockholder transaction is approved (or recommended for approval) in accordance with clause (i) described in the preceding paragraph (related to Controlling Stockholder Transactions (Other than a Going Private Transaction)) and approved in accordance with clause (ii) described in the preceding paragraph (related to Controlling Stockholder Transactions (Other than a Going Private Transaction)) or (ii) such controlling stockholder transaction is fair as to the corporation and its stockholders.

Controlling Stockholder Exculpation

Section 144 also provides that no person who is a controlling stockholder shall be liable in such capacity to the corporation or its stockholders for monetary damages for breach of fiduciary duty other than for a breach of the duty of loyalty to the corporation and its stockholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law or any transaction from which the person derived an improper personal benefit.

Disinterested Directors and Controlling Stockholder Defined

In addition, Section 144 provides that any director of a corporation that has a class of stock listed on a national securities exchange shall be presumed to be a disinterested director with respect to a transaction which such director is not a party if the board shall be determined that such director satisfies the applicable criteria for determining director independent from the corporation, and if applicable with respect to the transaction of the controlling stockholder, under the rules promulgated under such exchange, which presumption may only be rebutted by substantial and particularized facts that such director has a material interest in the transaction or has a material relationship with a person with a material interest in such transaction. For purposes of Section 144, a controlling stockholder means any person that, together with such person’s affiliates and associates, (i) owns or controls a majority in voting power of the outstanding stock entitled to vote generally in the election or directors, (ii) has the right, by contract or otherwise, to cause the election of nominees who are selected at the discretion or such person and who constitute a majority of the board or (iii) has the power functionally equivalent to that of a stockholder that owns or control a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors by virtue of ownership or control of at least one-third of the voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors.

NRS 78.140 provides a statutory framework for the approval of transactions between a corporation and a director or officer who has an interest in such transaction. Under this framework, such an interested transaction will not be void or voidable if: (a) the interest is disclosed to the board of directors or a committee thereof, and the disinterested directors or committee members approve such transaction in good faith; (b) the interest is disclosed to the stockholders of the corporation, and the stockholders holding a majority of the voting power approve or ratify the transaction in good faith; (c) the interest is not known to the interested director or officer at the time the transaction is brought before the board of directors for action; or (d) the transaction is fair to the corporation at the time it is authorized or approved. The NRS does not contain specific provisions that specify requirements related to transactions with controlling stockholders, but the Nevada Supreme Court has clarified that Nevada’s codified business judgment rule, and not an “entire fairness” standard, applies to judicial review of director and officer actions in the context of a transaction with a controlling stockholder. However, neither the NRS nor Nevada case law has precisely delineated the scope or extent of the fiduciary duties of controlling stockholders as such.

Limitation on Personal Liability of Directors and Officers

Both the DGCL and the NRS, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty, subject to the differences discussed below.

The DGCL precludes liability limitation for directors and executive officers for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, any transaction from which the director or officer derived an improper personal benefit, with respect to directors only, for paying dividends or repurchasing stock out of other than lawfully available funds and, with respect to officers only, for any action by or in the right of the corporation. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule, as codified in NRS 78.138(3), must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not distinguish, as categorically excluded from its protections, breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard.

Both the DGCL and the NRS permit limitation of liability for both directors and officers, though the NRS expressly also applies this limitation with respect to individual liabilities of directors or officers to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute as a default. Under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a company’s most recent SEC filings or any officer who, by written agreement consented to be identified as an officer for such purposes)) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. The Delaware Charter does not currently provide for exculpation of officers, whereas the Nevada Charter does, in accordance with Nevada law.

Indemnification

The DGCL and the NRS each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking such statutory indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity under the statutory mechanism may also be indemnified if he or she would not be individually liable for under NRS 78.138. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person pursuant to the statutory mechanism if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party under the relevant discretionary statutory mechanism unless the party has been successful on the merits or otherwise in defense of the action, suit or proceeding or the corporation decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, disinterested directors or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the indemnification mechanism available under the NRS, the corporation, through its stockholders, disinterested directors or independent counsel, must determine that the indemnification is proper.

The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Both the Delaware Bylaws and the Nevada Bylaws provide for indemnification to the fullest extent permitted by the applicable laws.

Advancement of Expenses

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that we shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any officer or director of us, or former officer or director of us, upon receipt of a request and an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise. The Delaware Bylaws further provide that we may pay the expenses incurred by other officers, other current or former employees or agents of us, in certain covered proceedings in advance of their final disposition; upon such terms and conditions, if any, as the Board, or an officer or other person delegated with such power by the Board, deems appropriate.

Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officer and directors in advance of the final disposition of an action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. The Nevada Bylaws are substantially similar to the Delaware Bylaws with respect to the advancement of expenses.

Director Compensation

The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is be presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors

Both the DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action.

Neither the Delaware Charter nor Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.

Actions by Written Consent of Stockholders

The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. The DGCL also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its certificate of incorporation. There is no equivalent notice requirement under the NRS.

The NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit stockholder action by written consent.

Dividends and Distributions

Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that, subject to certain exceptions, a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent.

The NRS defines a distribution as a direct or indirect transfer of money or other property, other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares, a distribution of indebtedness, or otherwise. The NRS provides that no distribution may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Neither the Delaware Charter nor the Nevada Charter contain such provisions.

Restrictions on Business Combinations

Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and NRS 78.411 to 78.444, inclusive.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. In general, for purposes of Section 203 of the DGCL, an “interested stockholder” is a person who, together with affiliates and associates, owns 15% or more of the voting power of the corporation’s outstanding voting stock.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the voting power of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such stockholder becomes an interested stockholder, the board approves the business combination, and it is also approved at a stockholder meeting by at least two-thirds of the outstanding voting power of the voting stock not owned by the interested stockholder. Section 203 only applies to voting stock that is listed on a national securities exchange or held of record by more than 2,000 stockholders.

However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently in certain respects. The NRS imposes a moratorium of up to four years, depending on the circumstances, versus Delaware’s three-year moratorium on business combinations. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The initial two-year moratorium can be avoided by advance approval of the combination, or the transaction by which such person first becomes an interested stockholder, by a corporation’s board of directors. Absent such advance approval, however, during the first two years after a person becomes an interested stockholder, a combination with the interested stockholder must be approved by a corporation’s board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. After the initial two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. We have not opted out of the business combination provisions of Section 203 of the DGCL, nor have we opted out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Unless the opt-out is included in the original articles of incorporation, any opt-out of the business combination provisions of the NRS must be contained in an amendment to the articles of incorporation approved by a majority of the outstanding voting power not then owned by interested stockholders and their respective affiliates and associates, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

Acquisition of Controlling Interests

In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to assert dissenter’s rights under NRS 92A.300 through 92A.500, inclusive, and demand payment for the fair value of such person’s shares in accordance with such statutes.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. We have not opted out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter.

Stockholder Vote for Mergers, Asset Sales and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in certain mergers or selling substantially all of its assets must authorize such merger or sale of assets by vote of the holders of a majority of outstanding voting power of the shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of substantially all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Appraisal or Dissenter’s Rights

In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation, conversion, transfer, domestication or continuance, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion, transfer, domestication or continuance (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s share and to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation, conversion, transfer, domestication or continuance. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval under certain sections of the DGCL. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. Additionally, under the NRS, a beneficial owner of shares may assert dissenter’s rights as to shares held on such beneficial owner’s behalf only if the beneficial owner: (a) submits to the corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner asserts dissenter’s rights; and (b) does so with respect to all shares of which such beneficial owner is the beneficial owner or over which such beneficial owner has power to direct the vote.

Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares), and any shares issued by an open-end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, any security that satisfies the requirements of NRS 92A.390(1) at the time the corporate action becomes effective, or any combination thereof. The exception is also unavailable in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation and (ii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of Stockholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Delaware Charter and Delaware Bylaws, a special meeting of stockholders may be called by resolution of the board or the president and shall be called by the president or secretary upon the written request of a majority of the directors then in office or of the holders of a majority of the outstanding shares entitled to vote. Under the Nevada Charter and the Nevada Bylaws, a special meeting of stockholders may be called by the Board, the chairman of the Board, if any, or the chief executive officer.

Annual Meetings Pursuant to Petition of Stockholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.

Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Meetings

Under the DGCL, a meeting may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the DGCL. However, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable, but the proxy is irrevocable only for so long as it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.

Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements for meetings of stockholders, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the voting power of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding voting power of the shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present at the meeting shall be the act of such class or series or classes or series.

Under the DGCL, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that unless otherwise required by law, the Delaware Charter, the Delaware Bylaws or the rules of any applicable stock exchange, the holders of shares representing thirty-three and one-third percent (33 1/3rd) of the voting power of our capital stock issued and outstanding and entitled to vote, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Delaware Bylaws provide that, except as otherwise required by law, the Delaware Charter or the Delaware Bylaws, the directors are elected by a plurality of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote on the election of directors.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person, by remote communication, if applicable, or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws contain quorum and voting provisions substantially similar to those in the Delaware Bylaws.

Stockholder Inspection Rights

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and certain books and records as defined in Section 220 of the DGCL for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners may inspect and copy a corporation’s books and records only if all of the following apply: (i) the demand is made in good faith and for a proper purpose; (ii) the demand describes with reasonable particularity the purpose and the books and records sought to be inspected; and (iii) the books and records sought are specifically related to the purpose.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. Nevada law further provides that a corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares. Any stockholder or other person making a demand under NRS must furnish an affidavit to the corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such sale or offer for sale.

In addition, the NRS grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. Any person making such a demand shall furnish an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder. Further, as a condition to such inspection right, the board of directors may require the stockholder and each other person exercising such right to enter into and comply with a confidentiality agreement having such terms and scope as are reasonably related to protecting the legitimate interests of the corporation. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as us, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. Neither the Delaware Charter nor the Nevada Charter renounces any interest or expectancy in business opportunities.

Franchise Tax Savings and Filing Fees

Our current status as a Delaware corporation physically located in Florida requires us to comply with franchise tax obligations in both Delaware and Florida. For the most recent franchise tax period, we paid approximately $25,258 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Reincorporation is completed. If the Reincorporation is completed, our current annual fees in Nevada will consist of an annual state business license fee of $500, plus the fee for filing our annual list of directors and officers based on the number of authorized shares and their par value, currently equal to $60,000, for a total of $75.

We will continue to pay annual filing fees to qualify as a foreign jurisdiction in Florida, and there are certain immaterial fees associated with effecting the Reincorporation via conversion that we will be required to pay.

Potential Future Changes

There may be further changes to the DGCL and/or the NRS that are not currently contemplated and we cannot predict the nature or extent of any such future changes to the DGCL and/or the NRS. If Proposal 3 is approved, the Board will consider any such future changes when determining whether it is in the best interests of us and its stockholders to effectuate or otherwise abandon the Reincorporation and will have the discretion to determine whether or not to effectuate or abandon the Reincorporation based, in part, on such future changes. If Proposal 3 is approved by our stockholders, we anticipate that the Board will effectuate or otherwise abandon the Reincorporation by no later than December 31, 2025.

Transaction Costs and Litigation Risk

We have incurred and will in the future incur certain costs in connection with the Reincorporation, including certain filing fees and legal and other transaction costs. We believe a majority of the costs related to the transaction have already been incurred or will be incurred in connection with the delivery of this Proxy Statement to stockholders, regardless of whether the Reincorporation is ultimately completed. Many of the expenses that will in the future be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Reincorporation.

It is also possible that the completion or abandonment of the Reincorporation could result in litigation, regardless of merit, with additional expense and distraction for us. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.

No Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Reincorporation described in Proposal 3.

Interests of Officers and Directors in This Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Vote Required

The approval of the Nevada Reincorporation Proposal requires the affirmative vote by holders of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote at the 2025 Annual Meeting. Abstentions, broker non-votes, and other failures to vote will have the effect of a vote against this proposal.

The Board OF DIRECTORS unanimously recommends a vote “FOR” THE APPROVAL OF THE NEVADA REINCORPORATION PROPOSAL.

PROPOSAL 4

ADJOURNMENT OF THE ANNUAL MEETING

General

If we fail to receive a sufficient number of votes to approve the Nevada Reincorporation Proposal, we may propose to adjourn the 2025 Annual Meeting, if a quorum is present, for the purpose of soliciting additional proxies to approve the Nevada Reincorporation Proposal. We currently do not intend to propose adjournment of the 2025 Annual Meeting if there are sufficient votes to approve the Nevada Reincorporation Proposal. If our stockholders approve this proposal, the Board of Directors could adjourn the 2025 Annual Meeting and any adjourned session of the 2025 Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Nevada Reincorporation Proposal, we could adjourn the 2025 Annual Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposals.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 4 that is not shared by all of our other stockholders.

Vote Required

If a quorum is present, approval of the Adjournment Proposal requires the number of votes cast “FOR” the proposal to exceed the number of votes cast “AGAINST” the proposal by holders present virtually or represented by proxy and entitled to vote at the Annual Meeting. Abstentions are not considered votes cast and will have no effect on the outcome of this proposal. Because this is considered a routine matter, brokers may exercise their discretion to vote uninstructed shares on this proposal, and therefore broker non-votes are not expected.

If a quorum is not present, the Adjournment Proposal will be approved if the holders of a majority of the shares of common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE 2025 ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed Twin Vee’s audited consolidated financial statements as of and for the year ended December 31, 2024 with the management of Twin Vee and Grassi & Co., CPAs, P.C., Twin Vee’s independent registered public accounting firm. Further, the Audit Committee has discussed with Grassi & Co., CPAs, P.C. the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Twin Vee’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Grassi & Co., CPAs, P.C. required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to Grassi & Co., CPAs, P.C.’s independence from Twin Vee, and has discussed with Grassi & Co., CPAs, P.C. its independence from Twin Vee. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to Twin Vee is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from Twin Vee and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining Grassi & Co., CPAs, P.C.’s independence. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of Twin Vee’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Twin Vee’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that Twin Vee’s audited consolidated financial statements for the year ended December 31, 2024 and management’s assessment of the effectiveness of Twin Vee’s internal control over financial reporting be included in Twin Vee’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of Grassi & Co., CPAs, P.C.as Twin Vee’s independent registered public accounting firm for the year ending December 31, 2025.

Submitted by the Audit Committee. Kevin Schuler Neil Ross Marcia Kull
Members of the Audit Committee

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2024 and 2023 by our auditors:

	Year ended	Year ended
	December 31,	December 31,
	2024	2023

Audit Fees	$173,273	$138,712
Tax Fees	—	—
Audit-Related Fees	14,385	4,110
All Other Fees	—	—
	$187,658	$142,822

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm in 2023 and 2024 were pre-approved by the Audit Committee.

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Twin Vee under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Scott Searles, Interim Chief Financial Officer

Mr. Searles, age 50, has 20 years of corporate experience in senior and executive level finance and operational roles, including finance and accounting, treasury, investor relations and corporate communications, risk management, and other related roles. Mr. Searles also serves as Vice President of FP&A at The Nuclear Company, a position he has held since August 2025. From February 2025 to June 2025, he served as interim Vice President of FP&A at PODS Enterprises LLC. From December 2018 to February 2025, he served as Senior Director FP&A at Walmart Inc. (NYSE: WMT). Mr. Searles holds a Master of Business Administration in Strategy and Finance from the Georgetown University McDonough School of Business and a Bachelor of Science in Computer Science and Engineering from Pennsylvania State University.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2024, which consisted of our principal executive officer and the next most highly compensated executive officers, were:

●	Joseph C. Visconti, President and Chief Executive Officer
●	Michael P. Dickerson, Former Chief Financial & Administrative Officer
●	Preston Yarborough, Vice President

Summary Compensation Table

The following table sets forth information regarding the compensation that was paid to our named executive officers during the years ended December 31, 2024 and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)

Joseph C. Visconti(2)	2024	384,233	500,000	84,900	52,940	(3)	1,022,073
President and Chief Executive Officer	2023	250,000	300,000		49,758	(3)	599,758

Michael P. Dickerson (6) Former Chief Financial & Administrative Officer	2024	141,538	130,000	114,300	36,094	(4)	421,932

Preston Yarborough	2024	182,584	67,761	28,300	33,578	(5)	312,223
Vice President	2023	185,841	61,208	27,212	23,036	(5)	297,297

(1)	Options issued pursuant to the 2021 Plan and Forza’s 2022 Stock Incentive Plan (the “2022 Plan”). The amounts in the “Option Awards” column reflect the dollar amounts of the grant date fair value for the financial statement reporting purposes for stock options for the fiscal years ended December 31, 2024 and 2023 in accordance with ASC 718. The fair value of the options was determined using the Black-Scholes model. For a discussion of the assumptions used in computing this valuation, see Note 13 to the consolidated financial statements included in this prospectus.

(2)	Mr. Visconti serves. as our Chief Executive Officer, President and Chair of the Board. He resigned the role of President in July 2024 and was reappointed to such role on January 22, 2025. The Summary Compensation Table does not include the following compensation paid to Mr. Visconti by Forza in connection with his employment as an executive officer of Forza prior to the Merger: (i) salary of $124,618 and $75,000 during 2024 and 2023, respectively; (ii) bonus payments of $0 during 2024 and 2023, respectively; and (ii) stock option awards with a grant date fair value of $0 and $80,016 during 2024 and 2023, respectively. Mr. Visconti was appointed Forza’s Executive Chairman and Chief of Product Development in July 2022. In March 2024, Mr. Visconti was appointed as Forza’s Interim Chief Executive Officer.

(3)	Consists of $30,000 of car expense paid, $21,578 of health insurance expense, and $1,362 of life insurance paid in 2024 and $30,000 of car expense paid, $18,461 of health insurance expense, and $1,297 of life insurance paid in 2023.

(4)	Consists of $11,094 of health insurance expense paid and $25,000 paid for relocation expenses paid in 2024.

(5)	Consists of $12,000 of car expenses paid and $21,578 of health insurance expense paid in 2024 and$12,000 of car expenses paid and $11,036 of health insurance expense paid in 2023.

(6)	Represents a partial year beginning April 4, 2024. Mr. Dickerson resigned as our Chief Financial & Administrative Officer in September 2025.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2024)

The following table provides information about the number of outstanding equity awards held by each of our named executive officers as of December 31, 2024:

Option Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested

Joseph C. Visconti	27,000	0	(1)	58.00	6/8/2031	—	—
President and Chief	24,666	0	(2)	81.70	8/10/2032	—	—
Executive Officer	24,293	706	(3)	20.10	10/20/2032	—	—
	5,608	508	(4)	21.70	12/14/2032	—	—
	5,629	3,178	(6)	11.40	10/4/2033	—	—
	18,750	11,250	(8)	5.70	6/26/2034
	4,888	39,112	(10)	2.71	05/19/2035

Michael P. Dickerson	7,097	7,903	(7)	9.10	4/4/2034
Former Chief Financial &	2,500	7,500	(8)	5.70	6/26/2034
Administrative Officer	1,250	3,750	(9)	5.30	6/27/2034
	888	7,112	(10)	2.71	05/19/2035

Preston Yarborough	13,599	0	(1)	58.00	7/23/2031	—	—
Vice President	1,593	907	(5)	13.50	10/4/2033	—	—
	6,243	3,756	(7)	5.70	6/26/2034	—	—
	2,803	254	(4)	21.70	12/14/2032	—	—
	972	556	(6)	11.40	10/4/2033	—	—
	888	7,112	(10)	2.71	05/19/2025

(1)	On July 23, 2021, options were granted under the 2021 Plan, vesting monthly over 3 years.

(2)	On August 11, 2022, options were granted under the 2022 Plan, vesting monthly over 3 years. Options were assumed by Twin Vee in connection with the Merger.

(3)	On October 21, 2022, options were granted under the 2021 Plan, vesting monthly over 3 years.

(4)	On December 15, 2022, options were granted under the 2022 Plan, vesting monthly over 3 years. Options were assumed by Twin Vee in connection with the Merger.

(5)	On October 4, 2023, options were granted, under the Twin Vee 2021 Stock Incentive Plan, vesting monthly over 3 years.

(6)	On October 4, 2023, options were granted under the 2022 Plan, vesting monthly over 3 years. Options were converted to Twin Vee options in connection with the Merger.

(7)	On April 4, 2024, options were granted under the 2021 Plan, with the first 25,000 shares vesting six months after the date of grant and the remaining shares vesting on the first day of each month thereafter, pro rata monthly over the next 30 months.

(8)	On June 26, 2024, options were granted under the 2021 Plan, vesting annually over 4 years.

(9)	On June 27, 2024, options were granted, under the Twin Vee 2021 Stock Incentive Plan, vesting annually over 4 years.

(10)	On May 19, 2025, options were granted, under the Twin Vee 2021 Stock Incentive Plan, vesting annually over 3 years.

Employment Arrangements with Our Named Executive Officers

Joseph Visconti

Twin Vee entered into a five-year employment agreement with Mr. Visconti effective upon the closing of the initial public offering in July 2021, which was amended on October 21, 2022 (as amended, the “Visconti Employment Agreement”). Under the Visconti Employment Agreement, Mr. Visconti serves as Twin Vee’s President and Chief Executive Officer. He receives an annual base salary of $250,000 and is eligible to receive an annual performance cash bonus with a target amount equal to 120% of his annual base salary, based upon achievement of performance goals established by the compensation committee of Twin Vee’s board of directors. Upon the completion of Twin Vee’s initial public offering in July 2021, Mr. Visconti received a stock option to purchase 272,000 shares of Twin Vee’s common stock under the 2021 Plan, vesting pro rata on a monthly basis over a three-year period subject to continued employment through each vesting date. On October 21, 2022, Mr. Visconti received a stock option to purchase 250,000 shares of Twin Vee’s common stock under the 2021 Plan, vesting pro rata on a monthly basis over a three-year period subject to continued employment through each vesting date.

The Visconti Employment Agreement provides that Mr. Visconti will be eligible to participate in all benefit and fringe benefit plans generally made available to Twin Vee’s other executive officers. In addition, he is entitled to (i) four weeks of paid vacation per year, (ii) a $2,500 a month car allowance and (iii) the cost of medical insurance for coverage for Mr. Visconti and his family.

The Visconti Employment Agreement provides that it shall continue until terminated (i) by mutual agreement; (ii) due to death or disability of Mr. Visconti; (iii) by Mr. Visconti without good reason upon 90 days written notice to us; (iv) by us for cause (as defined in the Visconti Employment Agreement); (v) by us without cause; or (vi) by Mr. Visconti for good reason (as defined in the Visconti Employment Agreement).

Pursuant to the Visconti Employment Agreement, Mr. Visconti is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

In the event of a termination by Twin Vee without cause or a termination by Mr. Visconti for good reason other than in connection with a change in control, Mr. Visconti will receive: an aggregate of twelve months of salary continuation at his then-current base annual salary, paid out in equal installments over a 6 month period; payment of any amount of annual bonus accrued for the year prior to the date of termination; payment of the bonus Mr. Visconti would have received based on the attainment of performance goals had he remained employed through the end of the year of termination, pro-rated based on the number of days in the termination year that Mr. Visconti was employed by Twin Vee (paid when its other senior executives receive payment of their annual bonuses); reimbursement of COBRA premiums for up to twelve months; and full vesting for any outstanding, unvested equity awards granted under the 2021 Plan. Mr. Visconti’s outstanding vested stock options in Twin Vee will generally remain exercisable no longer than six months following such a termination.

In the event of a termination by Twin Vee without cause or a resignation by Mr. Visconti for good reason within twelve months following a change in control, Mr. Visconti will receive an aggregate of 18 months of salary continuation at his then-current base annual salary, paid out in equal installments over a twelve month period; payment of any amount of annual bonus accrued for the year prior to the year of termination; payment of a pro-rated target annual bonus for the year of termination based on the number of days in the termination year that Mr. Visconti was employed by Twin Vee; payment of one time his then-current target annual bonus; reimbursement of COBRA premiums for up to 18 months; and full vesting for any outstanding, unvested equity awards granted under the Twin Vee 2021 Plan. Mr. Visconti’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

The receipt of any termination benefits described above is subject to Mr. Visconti’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Visconti Employment Agreement.

In the event of Mr. Visconti’s termination due to death or disability, Mr. Visconti will receive full vesting for any outstanding, unvested equity awards granted under Twin Vee’s 2021 Plan. Mr. Visconti’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

Scott P. Searles

Twin Vee entered into a ninety-day employment agreement with Mr. Searles (the “Searles Employment Agreement”) effective April 4, 2024. Under the Searles Employment Agreement, Mr. Searles served as Twin Vee’s Interim Chief Financial Officer. He receives a base salary of $60,000 for the term period and is eligible to receive stock options to purchase shares of Twin Vee’s common stock under its 2021 Plan or such other equity awards as Twin Vee’s board of directors may determine in its sole discretion.

The Searles Employment Agreement provides that Mr. Searles is eligible to participate in all benefit and fringe benefit plans generally made available to Twin Vee’s other executive officers.

The Searles Employment Agreement provides that it shall continue until terminated (i) by mutual agreement; (ii) due to death or disability of Mr. Searles; (iii) by Mr. Searles upon 30 days written notice to Twin Vee; or (iv) by Twin Vee upon notice.

Pursuant to the Searles Employment Agreement, Mr. Searles is subject to a three-month post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

In the event of a termination by Twin Vee the effective date of the Searles Employment Agreement, Mr. Searles will receive the balance of the base salary.

The receipt of any termination benefits described above is subject to Mr. Searles’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Searles Employment Agreement.

In the event of Mr. Searles’s termination due to death or disability not in connection with a change in control, Mr. Searles will receive full vesting of any outstanding, unvested equity awards granted under the 2021 Plan. In the event of Mr. Searles’s termination due to death or disability in connection with a change in control, Mr. Searles will receive full vesting of any outstanding, unvested equity awards granted under any of our equity incentive plans. Mr. Searles’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

Michael P. Dickerson

Twin Vee entered into a five-year employment agreement with Mr. Dickerson (the “Dickerson Employment Agreement”) effective April 4, 2024. Under the Dickerson Employment Agreement, Mr. Dickerson served as Twin Vee’s Chief Financial and Administrative Officer. He receives an annual base salary of $200,000 and is eligible to receive an annual performance cash bonus with a target amount equal to 50% of his annual base salary, based upon achievement of performance goals established by the compensation committee of Twin Vee’s board of directors. Mr. Dickerson also received a stock option to purchase 150,000 shares of Twin Vee’s common stock under its 2021 Plan, vesting as follows: One-sixth (25,000) of the Option vesting six months after the issuance date and subsequently in thirty (30) equal monthly installments commencing on the first day of the month thereafter, subject to his continued employment through each such vesting date.

The Dickerson Employment Agreement provides that Mr. Dickerson is eligible to participate in all benefit and fringe benefit plans generally made available to Twin Vee’s other executive officers. In addition, he is entitled to four weeks of paid time off per year. Twin Vee pays up to $2,000 per month towards Mr. Dickerson and Mr. Dickerson’s family health insurance coverage. Moreover, Mr. Dickerson was paid $25,000 for relocation expenses and temporary lodging after the Dickerson Employment Agreement was executed.

In the event that Twin Vee earns Eight Million Dollars ($8,000,000) in top line revenue for any rolling three-month period, the Dickerson Employment Agreement states that Twin Vee shall start paying for the entire cost of medical insurance coverage for Mr. Dickerson and his family throughout the Term of the Agreement. Mr. Dickerson shall also start receiving a $1,000 a month car allowance throughout the Term of the Agreement.

The Dickerson Employment Agreement provides that it shall continue until terminated (i) by mutual agreement; (ii) due to death or disability of Mr. Dickerson; (iii) by Mr. Dickerson upon 90 days written notice to Twin Vee; (iv) by Twin Vee for cause (as defined in the Dickerson Employment Agreement); or (v) by Twin Vee without cause.

Pursuant to the Dickerson Employment Agreement, Mr. Dickerson is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

In the event of a termination by Twin Vee without cause after the first three (3) months following the effective date of the Dickerson Employment Agreement, Mr. Dickerson will receive an aggregate of six months of salary continuation at his then-current base annual salary, paid out in equal installments over a six-month period.

The receipt of any termination benefits described above is subject to Mr. Dickerson’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Dickerson Employment Agreement.

In the event of Mr. Dickerson’s termination due to death or disability not in connection with a change in control, Mr. Dickerson will receive full vesting of any outstanding, unvested equity awards granted under the 2021 Plan. In the event of Mr. Dickerson’s termination due to death or disability in connection with a change in control, Mr. Dickerson will receive full vesting of any outstanding, unvested equity awards granted under any of our equity incentive plans. Mr. Dickerson’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

Mr. Dickerson resigned as our Chief Financial & Administrative Officer in September 2025.

Preston Yarborough

We entered into a five-year employment agreement with Mr. Yarborough effective upon the closing of Twin Vee’s initial public offering in July 2021, which was amended on June 27, 2024 (as amended, the “Yarborough Employment Agreement”). Under the Yarborough Employment Agreement, Mr. Yarborough serves as our Vice President and Director of Product Development. He receives an annual base salary of $200,000 and is eligible to receive an annual performance cash bonus with a target amount equal to 50% of his annual base salary, based upon achievement of performance goals established by the compensation committee of our board of directors. Upon the completion of our initial public offering in July 2021, Mr. Yarborough received a stock option to purchase 136,000 shares of our common stock under the 2021 Plan, vesting monthly over a three-year period subject to continued employment through each vesting date.

The Yarborough Employment Agreement provides that Mr. Yarborough would be eligible to participate in all benefit and fringe benefit plans generally made available to our other executive officers. In addition, he is entitled to (i) four weeks of paid vacation per year, (ii) a $1,000 a month car allowance and (iii) the cost of medical insurance for coverage for Mr. Yarborough and his family.

The Yarborough Employment Agreement provides that it shall continue until terminated (i) by mutual agreement; (ii) due to death or disability of Mr. Yarborough; (iii) by Mr. Yarborough without good reason upon 90 days written notice to us; (iv) by us for cause (as defined in the Yarborough Employment Agreement); (v) by us without cause; or (vi) by Mr. Yarborough for good reason (as defined in the Yarborough Employment Agreement).

Pursuant to the Yarborough Employment Agreement, Mr. Yarborough is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality provisions.

In the event of a termination by us without cause or a termination by Mr. Yarborough for good reason other than in connection with a change in control, Mr. Yarborough will receive: an aggregate of nine months of salary continuation at his then-current base annual salary, paid out in equal installments over a six month period; payment of any amount of annual bonus accrued for the year prior to the date of termination; payment of the bonus Mr. Yarborough would have received based on the attainment of performance goals had he remained employed through the end of the year of termination, pro-rated based on the number of days in the termination year that Mr. Yarborough was employed by us (paid when our other senior executives receive payment of their annual bonuses); reimbursement of COBRA premiums for up to nine months; and full vesting for any outstanding, unvested equity awards granted under the 2021 Plan. Mr. Yarborough’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

In the event of a termination by us without cause or a resignation by Mr. Yarborough for good reason within twelve months following a change in control, Mr. Yarborough will receive an aggregate of twelve months of salary continuation at his then-current base annual salary, paid out in equal installments over a twelve month period; payment of any amount of annual bonus accrued for the year prior to the year of termination; payment of a pro-rated target annual bonus for the year of termination based on the number of days in the termination year that Mr. Yarborough was employed by us;

payment of one time his then-current target annual bonus; reimbursement of COBRA premiums for up to twelve months; and full vesting for any outstanding, unvested equity awards granted under the Twin Vee 2021 Plan. Mr. Yarborough’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

The receipt of any termination benefits described above is subject to Mr. Yarborough’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Yarborough Employment Agreement.

In the event of Mr. Yarborough’s termination due to death or disability, Mr. Yarborough will receive full vesting for any outstanding, unvested equity awards granted under Twin Vee’s 2021 Plan. Mr. Yarborough’s outstanding vested stock options will generally remain exercisable no longer than six months following such a termination.

On October 4, 2023, the board of directors approved the temporary payment of $7,000 a month in additional compensation to Preston Yarborough for services he rendered as Interim Plant Manager of the AquaSport manufacturing plant in White Bluff Tennessee. This arrangement ended January 5, 2024.

Employee Benefit and Stock Plans

Simple IRA Plan

We maintain a Simple IRA retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the Simple IRA, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax basis through contributions to the Simple IRA plan. The Simple IRA plan authorizes employer safe harbor matching contributions equal to 3% of covered compensation for eligible employees. The Simple IRA plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement program, contributions to the Simple IRA plan and earnings on those contributions are not taxable to the employees until distributed from the Simple IRA plan.

2021 Stock Incentive Plan

On April 8, 2021, our board of directors and our stockholders approved the Twin Vee PowerCats Co. 2021 Stock Incentive Plan, which plan was amended and restated on June 1, 2021. The 2021 Plan became effective immediately prior to the closing of our initial public offering in July 2021. The principal provisions of the 2021 Plan are summarized below.

Administration

The 2021 Plan vests broad powers in a committee to administer and interpret the 2021 Plan. Our board of directors has initially designated the compensation committee to administer the 2021 Plan. Except when limited by the terms of the 2021 Plan, the compensation committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the compensation committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law permits.

Our board of directors may amend, alter or discontinue the 2021 Plan and the compensation committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2021 Plan or modifying the classes of participants eligible to receive awards under the 2021 Plan will require ratification by our stockholders in accordance with applicable law. Additionally, as described more fully below, neither the compensation committee nor the board of directors is permitted to reprice outstanding options or stock appreciation rights without shareholder consent.

Eligibility

Any of our employees, directors, consultants, and other service providers, or those of our affiliates, are eligible to participate in the 2021 Plan and may be selected by the compensation committee to receive an award.

Vesting

The compensation committee determines the vesting conditions for awards. These conditions may include the continued employment or service of the participant, the attainment of specific individual or corporate performance goals, or other factors as determined in the compensation committee’s discretion (collectively, “Vesting Conditions”).

Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of common stock that initially could be issued under the 2021 Plan in connection with awards was 1,000,000 shares. In addition, the maximum number of shares of common stock that may be issued under the 2021 Plan automatically increases on January 1 of each calendar year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, by a number of shares of common stock equal to 4.5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year; provided, however that the board of directors may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of common stock. All available shares may be utilized toward the grant of any type of award under the 2021 Plan. The 2021 Plan imposes a limitation on the total grant date fair value of awards granted to any non-employee director in his or her capacity as a non-employee director in any single calendar year of 1,000,000 shares. The total number of shares authorized for issuance under the 2021 Plan increased on January 1, 2024 to 2,171,800 shares of our common stock. In addition, effective as of November 11, 2024, the 2021 Plan was amended to increase the number of shares of common stock available for issuance thereunder by 1,000,000 shares to 3,171,800 shares. We have issued options to purchase an aggregate of 1,271,016 shares of our common stock. The total number of shares available for issuance further increased on January 1, 2025 to 3,841,150 shares of our common stock. After the Reverse Stock Split, the total number of shares available for issuance was adjusted to 384,115 shares of our common stock.

Forza’s 2022 Stock Incentive Plan

At the Effective Time of the Merger, we assumed Forza’s 2022 Plan, and every stock option that was outstanding and unexercised immediately prior to the Effective Time under the Forza Plan, whether or not vested, was automatically converted into an option to purchase shares of Twin Vee Common Stock that the holder would have received if such holder had exercised such stock option to purchase shares of Forza common stock prior to the Merger and exchanged such shares for shares of Twin Vee Common Stock in accordance with the Merger exchange ratio. The principal provisions of the 2022 Plan are summarized below.

Administration

The 2022 Plan vests broad powers in a committee to administer and interpret the 2022 Plan. Forza’s board of directors designated its compensation committee to administer the 2022 Plan. Except when limited by the terms of the 2022 Plan, the compensation committee had the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; and delegate all or part of its authority and duties with respect to granting awards to one or more of Forza’s officers, subject to certain limitations and provided applicable law so permits. Following our assumption of the 2022 Plan, the compensation committee of our board of directors has the authority to: determine whether any performance objectives or conditions for earning awards have been met; and accelerate the vesting or exercisability of an award.

Our board of directors may amend, alter or discontinue the 2022 Plan and the compensation committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2022 Plan or modifying the classes of participants eligible to receive awards under the 2022 Plan would require ratification by our stockholders in accordance with applicable law. Additionally, as described more fully below, neither the compensation committee nor the board of directors is permitted to reprice outstanding options or stock appreciation rights without stockholder consent.

Eligibility

Any of Forza’s employees, directors, consultants, and other service providers, or those of its affiliates, were eligible to participate in the 2022 Plan and could be selected by Forza’s compensation committee to receive an award.

Vesting

Forza’s compensation committee determined the vesting conditions for awards. These conditions may include the continued employment or service of the participant, the attainment of specific individual or corporate performance goals, or other factors as determined in the compensation committee’s discretion (collectively, “Vesting Conditions”).

Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of common stock that could be issued under the 2022 Plan in connection with awards was1,970,250 shares, which takes into account awards made available on January 1, 2024 due to the evergreen provision in the 2022 Plan, provided that no further awards shall be made out of the 2022 Plan following its assumption by us. In addition, the 2022 Plan provided for the maximum number of shares of common stock that may be issued thereunder to automatically increase on January 1 of each calendar year for a period of ten years commencing on January 1, 2024 and ending on (and including) January 1, 2033, in a number of shares of common stock equal to 4.5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year; provided, however that the board of directors may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of common stock. Forza issued options to purchase an aggregate of 985,500 shares of its common stock, which were converted into options to purchase an aggregate of 602,788 shares of our common stock in connection with the Merger. All available shares could be utilized toward the grant of any type of award under the 2022 Plan. The 2022 Plan imposed a $250,000 limitation on the total grant date fair value of awards granted to any non-employee director in his or her capacity as a non-employee director in any single calendar year.

Director Compensation

2024 Director Compensation

Cash Compensation

Our directors’ cash compensation for the year ended December 31, 2024 changed from the previous year after the merger of Forza into Merger Sub, our wholly-owned subsidiary. The non-employee directors are entitled to receive the following cash compensation for their services:

●	$100,000 per year for Kevin Schuyler for his service as the lead independent director, a board member, chair of the audit committee and the compensation committee, and as member of the nominating and corporate governance committee

●	$45,000 per year for Neil Ross for his service as a board member, chair of the nominating and corporate governance committee, and as a member of the audit committee and the compensation committee;

●	$45,000 per year for Marcia Kull for her service as a board member and as a member of the audit committee, the compensation committee, and the nominating and corporate governance committee.

All cash payments to non-employee directors who served in the relevant capacity at any point during the immediately preceding prior fiscal quarter will be paid quarterly in arrears. A non-employee director who served in the relevant capacity during only a portion of the prior fiscal quarter will receive a pro-rated payment of the quarterly payment of the applicable cash retainer.

Equity Compensation

During the year ended December 31, 2023, no equity compensation was awarded to any directors. However, each non-employee director who served as a director during 2023 received a grant of non-qualified stock options under our 2021 Plan to purchase 5,500 shares of our common stock, which vested upon issue on August 16, 2024.

During the year ended December 31, 2024, no equity compensation was awarded to any directors.

Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our board of directors by our non-employee directors during the year ended December 31, 2024, including service on the Twin Vee board as well as the Forza board, as applicable. The compensation for each of Messrs. Visconti and Yarborough as an executive officer is set forth above under “-Summary Compensation Table.” Messrs. Visconti and Yarborough receive no compensation for service as directors.

(a) Name	(b) Fees Earned or Paid in Cash ($)	I Stock Awards ($)	(d) Option Awards(1) ($)	(e) Non-Equity Incentive Plan Compensation ($)	(f) Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	(g) All Other Compensation ($)	(h) Total ($)
Bard Rockenbach(1)	29,164	—	1,551	—	—	—	30,715
James Melvin(1)	23,417	—	1,551	—	—	—	24.968
Neil Ross	53,083	—	1,551	—	—	—	54,634
Kevin Schuyler	84,500	—	1,551	—	—	—	86,051
Marcia Kull(2)	27,625			—	—	—	29,176

(1)	By letters dated November 12, 2024, Bard Rockenbach and James Melvin provided notice to the Company that they would resign as directors of Twin Vee PowerCats Co. effective upon the effectiveness of the merger of Forza X1, Inc. into Twin Vee Merger Sub, Inc., a subsidiary of Twin Vee PowerCats Co. The merger became effective on November 26, 2024.

(2)	Marcia Kull joined the board of directors of Twin Vee PowerCats Co. once the merger of Forza X1, Inc. into Twin Vee Merger Sub, Inc., a subsidiary of Twin Vee PowerCats Co. became effective on November 26, 2024.

(3)	As of December 31, 2024, the following are the outstanding aggregate number of option awards held by each of our directors and former directors who were not also Named Executive Officers:

Name	Option Awards (#)
Bard Rockenbach	15,583
James Melvin	16,500
Neil Ross	19,864
Kevin Schuyler	14,364
Marcia Kull	3,364

During 2024, before the merger of Forza X1, Inc. into Twin Vee Merger Sub, Inc., a subsidiary of Twin Vee PowerCats Co. became effective, each non-employee member of the board of directors received an annual cash fee of $5,000, all non-employee directors received an annual cash fee of $5,000, $4,000 and $3,000 for service on the Audit, Compensation and Nominating and Corporate Governance Committee, respectively, and the Chairman of the Audit, Compensation and Nominating and Corporate Governance Committee received a cash fee of $12,000, $10,000 and $5,000, respectively. In addition, in 2021 and 2022 each non-employee member of the board of directors has been issued an annual option grant exercisable for 5,500 shares of our common stock, for a term of one year, vesting monthly over one year of the date of grant. During the year ended December 31, 2023, no equity compensation was awarded to any directors. However, each non-employee director who served as a director during 2023 received a grant of non-qualified stock options under our 2021 Plan to purchase 5,500 shares of our common stock, which vested upon issue on August 16, 2024.

On November 26, 2024, the Effective Date of the Merger, each non-employee member of the board of directors who was also a non-employee member of the board of directors of Forza X1, Inc. received converted Twin Vee option grants. Specifically, each option to purchase shares of Forza X1, Inc. Common Stock that was outstanding and unexercised immediately prior to the effective date of the Merger, whether or not vested, issued under the Forza 2022 Stock Incentive Plan was assumed by Twin Vee and converted into an option to purchase shares of Twin Vee Common Stock. As such, Kevin Schuyler, Neil Ross, and Marcia Kull were originally issued option grants exercisable for 5,500 shares of Forza X1, Inc. common stock on August 11, 2022, all of which had vested prior to the Effective Time. Upon the effectiveness of the Merger, their Forza options were converted into option grants exercisable for 3,364 shares of our common stock, which vested upon issue on November 26, 2024.

Additionally, effective as of the closing of the merger of Forza X1, Inc. into Twin Vee Merger Sub, Inc., a subsidiary of Twin Vee PowerCats Co., Kevin Schuyler was appointed by Twin Vee as lead independent director and the compensation payable to the Twin Vee’s directors was adjusted as follows: (i) Kevin Schuyler, lead independent director: $100,000 per year; (ii) Neil Ross - independent director: $45,000 per year; and (iii) Marcia Kull - independent director: $45,000 per year.

Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company does not have a formal policy on the timing of awards of options in relation to the disclosure of material nonpublic information by the Company. Our compensation committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. Option grants are effective on the date the award determination is made by our compensation committee, and the exercise price of options is the closing market price of our common stock on the date of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

During the fiscal year ended December 31, 2024, we did not award any options to a named executive officer in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such report, except as set forth in the table below:

Name	Grant date	Number of securities underlying the award		Exercise price of the award ($/Sh)	Grant date fair value of the award	Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information
Joseph C. Visconti	06/26/2024	300,000		$0.57	$84,900	-12.3%
	11/26/2024	244,666	(1)	8.17	—	-0.5%
	11/26/2024	61,166	(1)	2.17	550	-12.3%
	11/26/2024	88,079	(1)	1.138	7,134	-12.3%

Michael P. Dickerson	04/04/2024	150,000		$0.9188	$70,650	-0.2%
	06/26/2024	100,000		$0.57	$29,900	-12.3%
	06/27/2024	50,000		$0.53	$13,750	-5.8%

Preston Yarborough	06/26/2024	200,000		$0.57	$28,300	-12.3%
	11/26/2024	45,874	(1)	8.17	1,651	-12.3%

(1)	Received in connection with the Merger in exchange options to purchase shares of Forza Common Stock. Each share of Forza Common Stock was exchanged for 0.611666275 shares of Twin Vee Common Stock on the effective date of the Merger.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of October 15, 2025, the Record Date, by:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

●	each of the named executive officers listed in the Summary Compensation Table;

●	each of our directors; and

●	all of our current executive officers and directors as a group.

As of October 15, 2025, we had 2,237,299 shares of common stock outstanding.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of profits interest units, options, warrants or other rights that are either immediately exercisable or exercisable on or before December 14, 2025, which is approximately 60 days after the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Twin Vee PowerCats Co. 3101 S. US-1 Ft. Pierce, Florida 34982.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors
Joseph C. Visconti (1)	360,224	16.1%
Preston Yarborough(3)	31,602	1.4%
Neil Ross(4)	4,555	*
Kevin Schuyler(5)	9,688	*
Marcia Kull(6)	1,283	*

All current executive officers and directors as a group (5 persons)	407,352	18.2%

* Represents beneficial ownership of less than one percent.

(1)	Mr. Visconti owns an aggregate of 242,914 shares of common stock and options to purchase an aggregate of 165,587 shares of common stock, of which options to purchase an aggregate of 117,310 shares will vest and be exercisable within 60 days of October 15, 2025.

(2)	Mr. Yarborough owns an aggregate of 3,835 shares of common stock and options to purchase an aggregate of 38,683 shares of common stock, of which options to purchase an aggregate of 27,767 shares will vest and be exercisable within 60 days of October 15, 2025.

(3)	Mr. Ross owns an aggregate of 1,903 shares of common stock and options to purchase an aggregate of 2,986 shares of common stock, of which options to purchase an aggregate of 2652 shares will vest and be exercisable within 60 days of October 15, 2025.

(4)	Mr. Schuyler owns an aggregate of 6,253 shares of common stock and options to purchase an aggregate of 4,436 shares of common stock, of which options to purchase an aggregate of 3,435 shares will vest and be exercisable within 60 days of October 15, 2025.

(5)	Ms. Kull owns an aggregate of 281 shares of common stock and options to purchase an aggregate of 1,336 shares of common stock, of which options to purchase an aggregate of 1,002 shares will vest and be exercisable within 60 days of October 15, 2025.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Each of the related party transactions described below was negotiated on an arm’s length basis. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us. The following are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. We therefore urge you to review the agreements in their entirety. Copies of the forms of the agreements have been filed as exhibits to this prospectus and are available electronically on the website of the SEC at www.sec.gov.

The following is a description of each transaction since January 1, 2023 or any currently proposed transaction in which:

●	we have been or are to be a party to;

●	the amount involved exceeded or exceeds $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years; and

●	any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

For information on our compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, see “Executive Compensation” in Part III, Item 11.

Lease Agreement with Visconti Holdings

We lease our facility from Visconti Holdings, LLC, (“Visconti Holdings”) an entity owned and controlled by our Chief Executive Officer, President and Director, Joseph Visconti, pursuant to a lease agreement (the “Lease Agreement”), dated January 1, 2021, by and among the Company, Visconti Holdings, LLC and Twin Vee Inc., our former majority shareholder company. The Lease Agreement has a 5-year term, expiring on December 31, 2025, with an option to renew for an additional 5-year term, which we exercised. We currently pay Visconti Holdings $36,456 per month plus applicable sales and use tax, which is currently 6.5% in St. Lucie County.

Forza Management Services

In connection with the closing of Forza’s initial public offering, we entered into a transition services agreement (the “Transition Services Agreement”), dated August 16, 2022, with Forza, pursuant to which we agreed to provide Forza, at our cost, with certain services, such as procurement, shipping, receiving, storage and use of our facility until Forza’ s new planned facility is completed. Forza’s ability to utilize our manufacturing capacity pending completion of its own facility was subject to its availability as determined by us. The Transition Services Agreement operated on a month-to-month basis. During the year ended December 31, 2024 we received a variable average monthly fee pursuant to the Transition Services Agreement of $41,593 for the period January 1, 2024 through the date of the merger, November 26, 2024, at which time the fee ceased. During the year ended December 31, 2024, we received a monthly fee of $6,800 per month pursuant to the Transition Services Agreement.

Leffew Consulting Services

During the year ended December 31, 2023, we recorded $15,000 of professional fees, for consulting work for Twin Vee performed by Jim Leffew, the former Chief Executive Officer of Forza.

Separately, during the years ended December 31, 2024 and 2023, respectively, we recorded $0 and $36,000 of professional fees, for consulting work for us performed by Jim Leffew, the former Chief Executive Officer of Forza. Additionally, during the years ended December 31, 2024 and 2023, respectively, Aqua Sport recorded expense of $0 and $50,000, for compensation paid to Mr. Leffew for his work to start up the Tennessee facility.

Black Mountain Lease Agreement

In August of 2022, Forza signed a six-month lease for a duplex on a property in Black Mountain, NC, to be used by its traveling employees during the construction of its new manufacturing facility, for $2,500 per month. After the initial term of the lease, it was extended on a month-to-month basis. In August of 2023, the president of Forza, James Leffew, purchased the property, and Forza executed a new lease agreement with Mr. Leffew on the same month-to-month terms. For the years ended December 31, 2024 and 2023, the lease expense was $7,500 and $12,500, respectively, paid to Mr. Leffew.

Merger with Forza

On November 26, 2024, pursuant to the terms of the Merger Agreement, by and between Twin Vee, Twin Vee Merger Sub, Inc. and Forza, Merger Sub was merged with and into Forza (the “Merger”), with Forza surviving the Merger as a wholly-owned subsidiary of Twin Vee. At the effective time of the Merger, (a) each outstanding share of common stock of Forza , par value $0.001 per share of Forza (the “Forza Common Stock”) (other than any shares held by Twin Vee) was converted into the right to receive 0.611666275 shares of Twin Vee common stock, par value $0.001 per share (the “Twin Vee Common Stock”), (b) each outstanding Forza stock option, whether vested or unvested, that had not previously been exercised prior to such time was converted into an option to purchase 0.611666275 shares of Twin Vee Common Stock for each share of Forza Common Stock covered by such option, (c) each outstanding warrant to purchase shares of Forza Common Stock was assumed by Twin Vee and converted into a warrant to purchase 0.611666275 shares of Twin Vee Common Stock for each share of Forza Common Stock for which such warrant was exercisable for prior to the Effective Time, and (d) the 7,000,000 shares of Forza Common Stock held by Twin Vee were cancelled.

The issuance of shares of Twin Vee Common Stock to the former shareholders of Forza was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-281788), as amended, filed by Twin Vee with the Securities and Exchange Commission (the “SEC”) and declared effective on October 10, 2024 (the “Registration Statement”).

At the effective time of the Merger, in accordance with the terms of the Merger Agreement, the size of Twin Vee’s board of directors (the “Board”) was set at five, Joseph Visconti, Preston Yarborough, Neil Ross and Kevin Schuyler remained as directors of Twin Vee and Marcia Kull was appointed as a director of Twin Vee. Effective as of the effective time of the Merger, Bard Rockenbach and James Melvin resigned as directors of Twin Vee and any committees thereof.

Indemnification Agreements

We intend to enter, into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification that is provided for in our certificate of incorporation and bylaws, as amended. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law. Please see section entitled “Limitation of Liability and Indemnification” for further information.

In addition to the indemnification provided for in our certificate of incorporation and bylaws, the employment agreements with certain of our executive officers include indemnification provisions providing for rights of indemnification as set forth in our certificate of incorporation and bylaws.

Our Policy Regarding Related Party Transactions

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on the Nasdaq Stock Market. Under the policy:

●	any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by the Audit Committee; and

●	any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the Board of Directors or recommended by the compensation committee to the Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

●	management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

●	management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

●	management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with the Securities Act and the Exchange Act and related rules; and

●	management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director, should consider whether such transaction would compromise the director’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under the rules and regulations of the SEC, the Nasdaq Stock Market, and the Code.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ANNUAL REPORT/FORM 10-K

Twin Vee’s 2024 Annual Report is being made available to stockholders concurrently with this Proxy Statement at https://www.iproxydirect.com/veee. Copies of the 2024 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Twin Vee PowerCats Co., 3101 S US Hwy 1, Fort Pierce, Florida 34982, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.twinvee.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Twin Vee stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Twin Vee PowerCats Co., Attention: Corporate Secretary, 3101 S US Hwy 1, Fort Pierce, Florida 34982 or by calling us at (772) 429-2525. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2026 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than June 27, 2026. Such proposals must meet the requirements of the SEC to be eligible for inclusion in our 2026 proxy materials.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2026 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2026 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above on the cover page of this proxy statement not later than 45th day nor earlier than 75th days before the first anniversary of the date we first mail our proxy materials or notice of availability of proxy materials for the preceding year’s annual meeting. Therefore, to be timely, we must receive notice no earlier than August 6, 2026 and no later than September 3, 2026. However, if the date of the annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the date of the previous year’s annual meeting, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made. In addition, the stockholder must comply with the requirements set forth in our Bylaws and the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2026 Annual Meeting. In addition, the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal and each proposal and nomination that such stockholder intends to present at the 2026 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Twin Vee PowerCats Co., 3101 S US Hwy 1, Fort Pierce, Florida 34982. In addition, to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 3, 2026. If such meeting date is changed by more than 30 days before or after December 4, 2026, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of Twin Vee knows of no other matters to be presented for stockholder action at the 2025 Annual Meeting. However, if any other matter is properly brought before the 2025 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Twin Vee will be voted in accordance with the discretion of the proxyholders.

By order of the Board of Directors,
/s/ Joseph C. Visconti
Joseph C. Visconti Chairman of the Board of Directors and Chief Executive Officer

Fort Pierce, Florida

October 23, 2025

Appendix A

RESOLUTIONS OF

THE BOARD OF DIRECTORS OF

TWIN VEE POWERCATS, CO.

Resolutions Related to Nevada Reincorporation

REINCORPORATION OF THE COMPANY TO THE STATE OF NEVADA BY CONVERSION

WHEREAS, as part of its ongoing oversight, direction and management of the business of Twin Vee PowerCats, Co., a Delaware corporation (the “Company”), the Board of Directors (the “Board”) of the Company has studied and evaluated, as well as discussed with management and the Board’s advisors, the relevant information and considerations with respect to a potential reincorporation of the Company;

WHEREAS, following its evaluation of a potential reincorporation of the Company, the Board has determined that approving and effecting a reincorporation of the Company from the State of Delaware to the State of Nevada by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada, pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), and the proposed Plan of Conversion (the ”Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”) and approving and adopting the Plan of Conversion and the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively, are in the best interests of the Company and its stockholders;

WHEREAS, pursuant to the terms of the Plan of Conversion, upon the Nevada Reincorporation, the Company will cease to be governed by the laws of the State of Delaware and its existing restated certificate of incorporation and amended and restated bylaws and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) and the Nevada Governing Documents;

WHEREAS, upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), and subject to the Board’s sole discretion (including any duly authorized committee thereof) to move forward with or abandon the Nevada Reincorporation, as set forth below, the Nevada Reincorporation will become effective at the date and time (the “Effective Time”) that is the later of the filing of, or at such later stated effective date and time specified in, each of (i) the articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;

WHEREAS, at the Effective Time, each share of Common Stock, par value $0.001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Common Stock, par value $0.001 per share, of the Converted Corporation; and

WHEREAS, at the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Common Stock of the Company or other equity security of the Company, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Common Stock of the Converted Corporation or other equity securities of the Converted Corporation, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.

A-1

NOW, THEREFORE, BE IT RESOLVED, that, after due consideration, the Board hereby determines that the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents are in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents;

RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted;

RESOLVED FURTHER, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company at the Annual Meeting;

RESOLVED FURTHER, that the Board hereby recommends a vote “FOR” the Nevada Reincorporation proposal, including, without limitation, the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents), and that the Company’s stockholders approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions at the Annual Meeting;

RESOLVED FURTHER, that upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the Chief Executive Officer, Chief Financial Officer, General Counsel and Secretary of the Company and any other officer authorized by such officers (individually, an “Authorized Officer” and, collectively, the “Authorized Officers”) be, and each of them hereby is, subject to the Board’s sole discretion (including any duly authorized committee thereof) to move forward with or abandon the Nevada Reincorporation, as set forth below, authorized, empowered and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion, (b) the execution and filing of the Articles of Conversion (including the Nevada Charter); (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; (e) the submission of all required notifications to the Nasdaq Stock Market LLC or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Nevada Reincorporation;

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the Board or any duly authorized committee thereof may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the stockholders of the Company;

RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding electronic, uncertificated entries (“Book Entry”) that immediately prior to the Effective Time represented issued and outstanding shares of Common Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Common Stock, as applicable, of the Converted Corporation; and

RESOLVED FURTHER, that, contingent upon and effective as of the consummation of the Nevada Reincorporation, all shares of Common Stock of the Converted Corporation shall be Book Entry.

A-2

Appendix B

PLAN OF CONVERSION

OF

TWIN VEE POWERCATS CO.,

A DELAWARE CORPORATION

INTO

TWIN VEE POWERCATS CO.,

A NEVADA CORPORATION

THIS PLAN OF CONVERSION, dated as of [●], 2025 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Twin Vee PowerCats Co., a Delaware corporation, in order to set forth the terms, conditions and procedures governing the conversion of Twin Vee PowerCats Co. from a Delaware corporation to a Nevada corporation pursuant to Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.195 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, Twin Vee PowerCats Co. is a corporation organized and existing under the laws of the State of Delaware (the “Converting Entity”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Delaware corporation to a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.250 of the NRS;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, the terms and provisions of this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.	Conversion; Effect of Conversion.

(a) Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Delaware corporation to a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.250 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Nevada corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the NRS, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Delaware.

(b) Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Nevada, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Nevada.

(c) The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d) Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “Twin Vee PowerCats Co.”

(e) The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.       Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a) executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b) executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 266 of the DGCL, substantially in the form of Exhibit B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c) executing and filing (or causing the execution and filing of) Articles of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Nevada Articles of Incorporation”), with the Secretary of State of the State of Nevada.

3.       Effective Time. The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Nevada Articles of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.       Effect of Conversion.

(a) Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.01 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.01 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b) Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(c) Effect on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(d) Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

(e) Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(f) Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5.       Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

6.       Nevada Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of Twin Vee PowerCats Co., substantially in the form of Exhibit D hereto.

7.       Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

8.       Termination. At any time prior to the Effective Time, this Plan may be terminated, and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect

9.       Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

10.     Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

TWIN VEE POWERCATS CO.,
a Delaware corporation

By:
Joseph Visconti
Chief Executive Officer

Appendix C

ARTICLES OF INCORPORATION
OF
TWIN VEE POWERCATS CO.

The undersigned, for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Nevada hereby certifies that:

ARTICLE I

NAME

The name of this Corporation is Twin Vee PowerCats Co. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The registered office of the Corporation in the State of Nevada shall be established and maintained at the office of its registered agent. [   ] shall be the registered agent of the Corporation in charge thereof. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

PURPOSE

The purpose of this Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the Nevada Revised Statutes or any applicable successor act thereto, as the same may be amended from time to time (“NRS”).

ARTICLE IV

CAPITAL STOCK

A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Sixty Million (60,000,000) shares. Fifty Million (50,000,000) shares shall be Common Stock, each having a par value of $0.001; and Ten Million (10,000,000) shares shall be Preferred Stock, each having a par value of $0.001.

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the NRS. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Shares of Common Stock and Preferred Stock may be issued from time to time as the Board of Directors shall determine, and on such terms and for such consideration as shall be fixed by the Board of Directors.

ARTICLE V

BOARD OF DIRECTORS

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A. Board of Directors. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors. In no event shall the number of directors be less than the minimum prescribed by law. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide. Directors need not be stockholders of the Corporation.

B. Election of Board of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the Board of Directors shall be and is divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board of Directors. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III at the time such classification becomes effective.

Subject to the rights of holders of any series of Preferred Stock to elect directors under specified circumstances, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the Corporation’s first annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; each director initially assigned to Class II shall serve for a term expiring at the Corporation’s second annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; and each director initially assigned to Class III shall serve for a term expiring at the Corporation’s third annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, disqualification, resignation or removal.

C. Removal of Directors. The Board of Directors or any individual director may be removed from office at any time (1) with cause by the affirmative vote of the holders of at least Sixty Percent (60%) of the voting power of all the then-outstanding shares of capital stock of the Corporation, entitled to vote at an election of directors; or (2) without cause by the affirmative vote of the holders of at least Sixty Percent (60%) of the voting power of all the then-outstanding shares of the capital stock of the Corporation entitled to vote generally at an election of directors.

D. Vacancies. Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

E. Bylaw Amendments. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election or directors, voting together as a single class.

F. Director Election. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

G. Stockholder Action. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

H. Committees of the Board. Pursuant to the Bylaws the Board may establish one or more committees of the Board to which may be delegated any or all of the powers and duties of the Board to the full extent permitted by law.

ARTICLE VI

LIMITATION OF LIABILITY AND INDEMNIFICATION

A. Liability of Directors. The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law. If the NRS is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the NRS, as so amended.

B. Indemnification. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which applicable law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Corporation shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

C. Repeal or Modification. Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

ARTICLE VII

FORUM FOR ADJUDICATION OF DISPUTES

Unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of the State of Nevada sitting in Clark County, Nevada shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Corporation; (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (3) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the NRS Chapters 78 or 92A, the Corporation’s Certificate of Incorporation or the Bylaws of the Corporation, any agreement entered into pursuant to NRS 78.365 or as to which the NRS confers jurisdiction on the district court of the State of Nevada; or (4) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine. The choice of the Eighth Judicial District Court of the State of Nevada sitting in Clark County, Nevada as the sole and exclusive forum for any derivative action or proceeding brought on behalf of the Corporation shall not apply to suits to enforce a duty or liability created by the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal district court of the United States located within the State of Nevada shall be the sole and exclusive forum therefor. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any claim asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended , against any person in connection with any offering of the Corporation’s securities, including, for the avoidance of doubt, any auditor, underwriter, expert, control person, or other defendant, which person shall have the right to enforce this clause.

Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VII.

ARTICLE VIII

INAPPLICABILITY OF COMBINATIONS STATUTES

The Corporation shall not be subject to, and hereby expressly elects not to be governed by, the provisions of NRS 78.411 to 78.444, inclusive.

ARTICLE IX

LIMITED WAIVER OF JURY TRIALS

To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction before the presiding judge as the trier of fact and not before a jury. This Article IX shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

ARTICLE X

AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

Appendix D

BYLAWS OF

TWIN VEE POWERCATS CO.

TABLE OF CONTENTS

		Page
ARTICLE I — CORPORATE OFFICES		1
1.1.	REGISTERED OFFICE	1
1.2.	OTHER OFFICES	1
ARTICLE II — MEETINGS OF STOCKHOLDERS		1
2.1.	PLACE OF MEETINGS	1
2.2.	ANNUAL MEETING	1
2.3.	SPECIAL MEETING	1
2.4.	ADVANCE NOTICE PROCEDURES	2
2.5.	NOTICE OF STOCKHOLDERS’ MEETINGS	5
2.6.	QUORUM	6
2.7.	ADJOURNED MEETING; NOTICE	6
2.8.	CONDUCT OF BUSINESS	6
2.9.	VOTING	6
2.10.	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING	7
2.11.	RECORD DATES	7
2.12.	PROXIES	8
2.13.	LIST OF STOCKHOLDERS ENTITLED TO VOTE	8
2.14.	INSPECTORS OF ELECTION	18
ARTICLE III —DIRECTORS		9
3.1.	POWERS	9
3.2.	NUMBER OF DIRECTORS	9
3.3.	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS	9
3.4.	RESIGNATION AND VACANCIES	9
3.5.	PLACE OF MEETINGS; MEETINGS BY TELEPHONE	10
3.6.	REGULAR MEETINGS	10
3.7.	SPECIAL MEETINGS; NOTICE	10
3.8.	QUORUM; VOTING	11
3.9.	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING	11
3.10.	FEES AND COMPENSATION OF DIRECTORS	11
3.11.	REMOVAL OF DIRECTORS	11
ARTICLE IV — COMMITTEES		11
4.1.	COMMITTEES OF DIRECTORS	11
4.2.	COMMITTEE MINUTES	12
4.3.	MEETINGS AND ACTION OF COMMITTEES	12
4.4.	SUBCOMMITTEES	12
4.5.	POWERS DENIED TO COMMITTEES	13
ARTICLE V — OFFICERS		13
5.1.	OFFICERS	13
5.2.	COMPENSATION OF OFFICERS	13
5.3.	APPOINTMENT OF OFFICERS	13
5.4.	SUBORDINATE OFFICERS	13
5.5.	REMOVAL AND RESIGNATION OF OFFICERS	14
5.6.	VACANCIES IN OFFICES	14
5.7.	REPRESENTATION OF SHARES OF OTHER CORPORATIONS	14
5.8.	AUTHORITY AND DUTIES OF OFFICERS	14

ARTICLE VI — STOCK		15
6.1.	STOCK CERTIFICATES; PARTLY PAID SHARES	15
6.2.	SPECIAL DESIGNATION ON CERTIFICATES	16
6.3.	LOST, STOLEN OR DESTROYED CERTIFICATES	16
6.4.	DIVIDENDS	16
6.5.	TRANSFER OF STOCK	16
6.6.	STOCK TRANSFER AGREEMENTS	16
6.7.	REGISTERED STOCKHOLDERS	17
6.8.	FRACTIONAL SHARE INTERESTS	17
ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER		17
7.1.	NOTICE OF STOCKHOLDERS’ MEETINGS	17
7.2.	NOTICE BY ELECTRONIC TRANSMISSION	17
7.3.	NOTICE TO STOCKHOLDERS SHARING AN ADDRESS	18
7.4.	NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL	18
7.5.	WAIVER OF NOTICE	19
ARTICLE VIII — INDEMNIFICATION		19
8.1.	INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS	19
8.2.	INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION	19
8.3.	SUCCESSFUL DEFENSE	20
8.4.	INDEMNIFICATION OF OTHERS	20
8.5.	ADVANCED PAYMENT OF EXPENSES	20
8.6.	LIMITATION ON INDEMNIFICATION	20
8.7.	DETERMINATION; CLAIM	21
8.8.	NON-EXCLUSIVITY OF RIGHTS	21
8.9.	INSURANCE	21
8.10.	SURVIVAL	21
8.11.	EFFECT OF REPEAL OR MODIFICATION	22
8.12.	CERTAIN DEFINITIONS	22
ARTICLE IX — GENERAL MATTERS		22
9.1.	CONFLICT OF INTEREST	22
9.2.	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	23
9.3.	CHECKS, DRAFTS AND NOTES	23
9.4.	FISCAL YEAR	23
9.5.	SEAL	23
9.6.	CONSTRUCTION; DEFINITIONS	23
9.7.	GENERAL POWERS	23

BYLAWS OF TWIN VEE POWERCATS CO.

ARTICLE I — CORPORATE OFFICES

1.1.	REGISTERED OFFICE

The registered office of Twin Vee PowerCats Co. shall be fixed in the corporation’s articles of incorporation. References in these bylaws to the articles of incorporation shall mean the articles of incorporation of the corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock.

1.2.	OTHER OFFICES

The corporation’s board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II — MEETINGS OF STOCKHOLDERS

2.1.	PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Nevada, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Sections 78.320(4)-(6) of the Nevada Revised Statutes (Nevada Corporations Act) of the State of Nevada (the “NRS”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2.	ANNUAL MEETING

The annual meeting of stockholders shall be held on such date, at such time, and at such place (if any) within or without the State of Nevada as shall be designated from time to time by the board of directors and stated in the corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business may be transacted. Failure to hold the annual meeting at the designated time shall not affect the validity of any corporate action taken by the corporation.

2.3.	SPECIAL MEETING

(i)       A special meeting of the stockholders, other than those required by statute, may be called at any time only by (A) the direction of a majority of the board of directors, (B) the chairperson of the board of directors, (C) the chief executive officer or (D) the president (in the absence of a chief executive officer). A special meeting of the stockholders may not be called by any other person or persons. The board of directors may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(ii)       The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the board of directors, the chairperson of the board of directors, the chief executive officer or the president (in the absence of a chief executive officer). Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4.	ADVANCE NOTICE PROCEDURES

(i)       Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of a majority of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations), and included in the notice of meeting given by or at the direction of the board of directors, for the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(a)       To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one- year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

(b)       To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date for notice of the meeting. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(c)       Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii)       Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election or re-election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

(a)       To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above.

(b)	To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1)       as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re- elected, as the case may be); and

(2)       as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect or re-elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c)       At the request of the board of directors, any person nominated by a stockholder for election or re-election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the corporation under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the corporation and (3) that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d)       Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re- election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii)	Advance Notice of Director Nominations for Special Meetings.

(a)       For a special meeting of stockholders at which directors are to be elected or re- elected, nominations of persons for election or re-election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected or re-elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(b)       The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv)       Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights of:

(a)       (a) a stockholder to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act; or

(b)       the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

2.5.	NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the NRS, the articles of incorporation or these bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him or her before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

2.6.	QUORUM

The holders of not less than thirty-three and one-third (33 1/3) percent of the stock issued and outstanding and entitled to vote, present in person , by means of remote communication, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, except as otherwise provided in the NRS, the articles of incorporation or these bylaws. Where a separate vote by a class or series or classes or series is required, the holders of not less than thirty-three and one-third (33 1/3) percent of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the articles of incorporation or these bylaws.

If a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7.	ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 60 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting and a new record date shall be fixed. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 78.350(2) of the NRS and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8.	CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, the chief executive officer (in the absence of the chairperson) or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the stockholder meeting.

2.9.	VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 78.350 (relating to voting rights of stockholders), Section 78.365 (relating to voting trusts and other voting agreements) and other applicable provisions of the NRS.

Except as may be otherwise provided in the NRS, articles of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

As authorized by the articles of incorporation, at each election of directors of the corporation, every stockholder entitled to vote shall have the right to multiply the number of votes to which such stockholder may be entitled by the total number of directors to be elected in the same election by the holders of the class or classes of stock of which such stockholder’s shares are a part, and such stockholder may cast the whole number of such votes for one candidate or distribute them among any number of candidates. To exercise the right of cumulative voting, one or more stockholders must give the president or secretary of the corporation written notice of their intention to cumulate votes at least forty-eight (48) hours before the meeting (twenty-four (24) hours if notice of the meeting was delivered less than ten (10) days before the meeting).

Except as otherwise required by law, the articles of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the articles of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the articles of incorporation or these bylaws.

2.10.	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof that have been expressly granted the right to take action by written consent, any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.

2.11.	RECORD DATES

In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 78.350(2) of the NRS and this Section 2.11 at the adjourned meeting.

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

2.12.	PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period, in which case the duration may not exceed seven (7) years from its date. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 78.355(4) of the NRS.

2.13.	LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date. The stockholder list shall be arranged in alphabetical order and show the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.14.	INSPECTORS OF ELECTION

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed and designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspector or inspectors’ count of all votes and ballots.

In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspector or inspectors may consider such information as is permitted by applicable law. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

ARTICLE III — DIRECTORS

3.1.	POWERS

The business and affairs of the corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the NRS or the articles of incorporation. The board of directors may exercise all powers of the corporation and do all lawful acts and things that are not by law, the articles of incorporation or these bylaws required to be exercised or done by the stockholders.

3.2.	NUMBER OF DIRECTORS

The board of directors shall consist of one or more members, each of whom shall be a natural person. Unless the articles of incorporation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution of the board of directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3.	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the articles of incorporation or these bylaws. The articles of incorporation or these bylaws may prescribe other qualifications for directors.

3.4.	RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the articles of incorporation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the articles of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

3.5.	PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The board of directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the articles of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6.	REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

3.7.	SPECIAL MEETINGS; NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, the chief executive officer, the president, or a majority of the authorized number of directors, at such times and places as he or she or they shall designate.

Notice of the time and place of special meetings shall be:

(i)	delivered personally by hand, by courier or by telephone;

(ii)	sent by United States first-class mail, postage prepaid;

(iii)	sent by facsimile; or

(iv)	sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting.

3.8.	QUORUM; VOTING

At all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the articles of incorporation or these bylaws.

If the articles of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9.	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the articles of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10.	FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the articles of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

3.11.	REMOVAL OF DIRECTORS

A director may be removed from office by the stockholders of the corporation only for cause.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV — COMMITTEES

4.1.	COMMITTEES OF DIRECTORS

The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Unless otherwise provided by the articles of incorporation, natural persons who are not directors may serve on a committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the NRS to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.

4.2.	COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3.	MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)	Section 3.5 (place of meetings; meetings by telephone);

(ii)	Section 3.6 (regular meetings);

(iii)	Section 3.7 (special meetings; notice);

(iv)	Section 3.8 (quorum; voting);

(v)	Section 3.9 (action by written consent without a meeting); and

(vi)	Section 7.5 (waiver of notice) with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members. However:

(vii)	the time of regular meetings of committees may be determined by resolution of the committee;

(viii)	special meetings of committees may also be called by resolution of the committee; and

(ix)	notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the articles of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the articles of incorporation or these bylaws.

4.4.	SUBCOMMITTEES

Unless otherwise provided in the articles of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

4.5.	POWERS DENIED TO COMMITTEES

Committees of the board of directors shall not, in any event, have any power or authority to amend the corporation’s articles of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of class of stock or series of stock adopted by the board of directors as provided in Section 78.1955 of the NRS, fix the designations, powers and any of the preferences, rights, qualifications, limitations or restrictions of such class of stock or series of stock relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease, or exchange of all or substantially all of the corporation’s property and assets, recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or to adopt, amend, or repeal the bylaws of the corporation. Further, no committee of the board of directors shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a articles of ownership and merger pursuant to Section 253 of the NRS, unless the resolution or resolutions designating such committee expressly so provides.

ARTICLE V — OFFICERS

5.1.	OFFICERS

The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2.	COMPENSATION OF OFFICERS

The board of directors shall have power to fix the compensation of all officers of the company. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

5.3.	APPOINTMENT OF OFFICERS

The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Section 5 for the regular election to such office.

5.4.	SUBORDINATE OFFICERS

The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.5.	REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written or electronic notice to the corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.6.	VACANCIES IN OFFICES

Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section 5.3.

5.7.	REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairperson of the board of directors, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.8.	AUTHORITY AND DUTIES OF OFFICERS

In addition to the duties of each officer as set out below, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

(a)	Chairperson of the Board

The chairperson of the board shall preside at all meetings of the stockholders and directors, and shall have such other duties as may be assigned to him or her from time to time by the board of directors.

(b)	President

Unless the board of directors otherwise determines, the president shall be the chief executive officer and head of the company. Unless there is a chairperson of the board, the president shall preside at all meetings of directors and stockholders. Under the supervision of the board of directors, the president shall have the general control and management of its business and affairs, subject, however, to the right of the board of directors to confer any specific power, except such as may be by statute exclusively conferred on the president, upon any other officer or officers of the company. The president shall perform and do all acts and things incident to the position of president and such other duties as may be assigned to the president from time to time by the board of directors.

(c)	Treasurer

The treasurer shall have the care and custody of all the funds and securities of the company that may come into his or her hands as treasurer, and the power and authority to endorse checks, drafts and other instruments for the payment of money for deposit or collection when necessary or proper and to deposit the same to the credit of the company in such bank or banks or depository as the board of directors, or the officers or agents to whom the board of directors may delegate such authority, may designate, and may endorse all commercial documents requiring endorsements for or on behalf of the company. The treasurer may sign all receipts and vouchers for the payments made to the company. The treasurer shall render an account of his or her transactions to the board of directors as often as the board of directors or the committee shall require the same. The treasurer shall enter regularly in the books to be kept by him or her for that purpose full and adequate account of all moneys received and paid by him or her on account of the company. The treasurer shall perform all acts incident to the position of treasurer, subject to the control of the board of directors. The treasurer shall when requested, pursuant to vote of the board of directors, give a bond to the company conditioned for the faithful performance of his or her duties, the expense of which bond shall be borne by the company.

(d)	Secretary

The secretary shall keep the minutes of all meetings of the board of directors and of the stockholders; he or she shall attend to the giving and serving of all notices of the company. Except as otherwise ordered by the board of directors, he or she shall attest the seal of the company upon all contracts and instruments executed under such seal and shall affix the seal of the company thereto and to all certificates of shares of capital stock of the company. The secretary shall have charge of the stock certificate book, transfer book and stock ledger, and such other books and papers as the board of directors may direct. The secretary shall, in general, perform all the duties of secretary, subject to the control of the board of directors.

ARTICLE VI — STOCK

6.1.	STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson of the board of directors or vice-chairperson of the board of directors, or the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have power to issue a certificate in bearer form.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2.	SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock. In lieu of the foregoing requirements that may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section 6.2 or Sections 78.235(5) or 104.8202 of the NRS or, in lieu thereof, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3.	LOST, STOLEN OR DESTROYED CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4.	DIVIDENDS

The board of directors, subject to any restrictions contained in the articles of incorporation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the articles of incorporation.

The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

6.5.	TRANSFER OF STOCK

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney or legal representative duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the articles of incorporation, these bylaws, applicable law or contract.

6.6.	STOCK TRANSFER AGREEMENTS

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the NRS.

6.7.	REGISTERED STOCKHOLDERS

The corporation:

(i)       shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)       shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)       shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

6.8.	FRACTIONAL SHARE INTERESTS

The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (i) arrange for the disposition of fractional interests by those entitled thereto, (ii) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (iii) issue scrip or warrants in registered or bearer form that shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The board of directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions that the board of directors may impose.

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER

7.1.	NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the corporation’s records. An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2.	NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the NRS, the articles of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the NRS, the articles of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i)	the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii)	such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)	if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)	if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

7.3.	NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the NRS, and without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the NRS, the articles of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4.	NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the NRS, the articles of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate or other instrument under the NRS, such instrument shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5.	WAIVER OF NOTICE

Whenever notice is required to be given to stockholders, directors or other persons under any provision of the NRS, the articles of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the board of directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the articles of incorporation or these bylaws.

ARTICLE VIII — INDEMNIFICATION

8.1.	INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director of the corporation or an officer of the corporation, or while a director of the corporation or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2.	INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or while a director or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable to the corporation unless and only to the extent that such court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses such court or any other court shall deem proper.

8.3.	SUCCESSFUL DEFENSE

To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

8.4.	INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the corporation shall have power to indemnify its employees and its agents to the extent not prohibited by the NRS or other applicable law. The board of directors shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the board of determines.

8.5.	ADVANCED PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the NRS. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems reasonably appropriate and shall be subject to the corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the corporation.

8.6.	LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the NRS, the corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i)	for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)	for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)	for any reimbursement of the corporation by such person of any bonus or other incentive- based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)	initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

(v)	if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

8.7.	DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8.	NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the NRS or other applicable law.

8.9.	INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the NRS.

8.10.	SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11.	EFFECT OF REPEAL OR MODIFICATION

Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

8.12.	CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan (excluding any “parachute payments” within the meanings of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended); and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.

ARTICLE IX — GENERAL MATTERS

9.1.	CONFLICT OF INTEREST

No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors of or committee thereof that authorized the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders of the corporation entitled to vote thereon, and the contract or transaction as specifically approved in good faith by vote of such stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved, or ratified, by the board of directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee that authorizes the contract or transaction.

9.2.	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the articles of incorporation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.3.	CHECKS, DRAFTS AND NOTES

All checks, drafts, or orders for the payment of money, and all notes and acceptances of the corporation shall be signed by such officer or officers, or such agent or agents, as the board of directors may designate.

9.4.	FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

9.5.	SEAL

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.6.	CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.

9.7.	GENERAL POWERS

In addition to the powers and authority expressly conferred upon them by these by-laws, the Board of Directors may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the corporation’s articles of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

TWIN VEE POWERCATS CO.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 4, 2025 AT 10:00 AM EASTERN TIME

CONTROL ID:
REQUEST ID:

The undersigned stockholder hereby appoints Joseph Visconti and Scott Searles, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of TWIN VEE POWERCATS CO. that the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders (the "2025 Annual Meeting") to be held at 10:00 A.M., Eastern Time, on December 4, 2025 at 3101 S. U.S. Highway 1, Fort Pierce, Florida 34982, or any adjournment or postponement thereof. The purpose of the 2025 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2025 Annual Meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
	INTERNET:	https://www.iproxydirect.com/VEEE
	PHONE:	1-866-752-VOTE(8683)

→ Please ensure you fold then detach and retain this portion of this Proxy →

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	→	**FOR**	**AGAINST**	**ABSTAIN**
Election of Directors:				
Carol Craig		☐	☐	☐
Larry Swets, Jr.		☐	☐	☐
Proposal 2	→	**FOR**	**WITHHOLD**	**ABSTAIN**
To ratify the appointment of Grassi & Co., CPAs, P.C. as Twin Vee's independent registered public accounting firm for its fiscal year ending on December 31, 2025.		☐	☐	☐
Proposal 3	→	**FOR**	**AGAINST**	**ABSTAIN**
To approve the reincorporation of Twin Vee from the State of Delaware to the State of Nevada by conversion.		☐	☐	☐
Proposal 4	→	**FOR**	**AGAINST**	**ABSTAIN**
To consider and vote upon a proposal to adjourn the Twin Vee Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.		☐	☐	☐

CONTROL ID:

REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

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THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE 'FOR' THE NOMINEES IN PROPOSAL 1 AND 'FOR' PROPOSALS 2, 3, AND 4.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2025

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)